UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

AMENDMENT NO. 1

to

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 25, 2020

Folkup Development Inc.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-216921

(Commission File Number)

88-0435998

 (IRS Employer Identification No.)

Unit 17-18, 23/F, Metropole Square

2 On Yiu Street, Sha Tin

New Territories, Hong Kong

(Address of principal executive offices)(Zip Code)

+852 3487-6330

Registrant’s telephone number, including area code

_____________________________________________

(Former name or former address, if changed since last report.)

Copies to:

Thomas E. Puzzo, Esq.

Law Offices of Thomas E. Puzzo, PLLC

3823 44th Ave. NE

Seattle, Washington 98105

Telephone No.: (206) 522-2256

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K (this “Amendment to Form 8-K”) of Folkup Development Inc., a Nevada corporation (the “Company”), is being filed to correct a typographical error on the cover page of Current Report on Form 8-K filed with the Securities and Exchange Commission on November 27, 2020 (the “Original Form 8-K”).  The date “September 25, 2020” referencing the Date of Report (Date of earliest event reported) on the cover page of the Original Form 8-K was a typographical error and has been corrected to “November 25, 2020” in this Amendment to Form 8-K.  The Company has also added its legal counsel’s contact information.  The Company has not made any other changes to the Original Form 8-K in this Amendment to Form 8-K.

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward looking statements that involve risks and uncertainties, principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” All statements other than statements of historical fact contained in this Form 8-K, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology. Although we do not make forward looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks outlined under “Risk Factors” or elsewhere in this Form 8-K, which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements included in this document are based on information available to us on the date hereof, and we assumes no obligation to update any such forward-looking statements.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Form 8-K. Before you invest in our securities, you should be aware that the occurrence of the events described in the section entitled “Risk Factors” and elsewhere in this Form 8-K could negatively affect our business, operating results, financial condition and stock price. Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Form 8-K to conform our statements to actual results or changed expectations.

Item 1.01 Entry into a Material Definitive Agreement

On November 25, 2020, the Company entered into a Share Exchange Agreement (the “Share Exchange Agreement”), by and among the Company, Powertech Holdings Company Limited, a British Virgin Islands corporation (“Powertech Holdings”), and the holders of common shares of Powertech Holdings. The holders of the common stock of Powertech Holdings consisted of 48 stockholders.

Under the terms and conditions of the Share Exchange Agreement, the Company offered, sold and issued 6,000,000 shares of common stock in consideration for all the issued and outstanding shares in Powertech Holdings. Hak Yiu Ng, the Company’s sole officer and director, is the beneficial holder of 4,000,000 common shares, or 76.8%, of the issued and outstanding shares of Powertech Holdings. The effect of the issuance of the 6,000,000 shares issued under the Share Exchange Agreement represents 61.2% of the issued and outstanding shares of common stock of the Company.

Immediately prior to the closing of the transactions under the Share Exchange Agreement, Mr. Ng was the holder of 3,000,000 shares of common stock, or 78.9%, of the issued and outstanding shares of common stock of the Company. Giving effect to the closing of the transactions under the Share Exchange Agreement, Mr. Ng acquired 4,607,408 shares of common stock of the Company, by virtue of his 76.8% beneficial ownership of Powertech Holdings. The remaining 47 common shareholders of Powertech Holdings acquired 1,392,592 shares of common stock under the Share Exchange Agreement, by virtue of their aggregate of 23.2% beneficial ownership of Powertech Holdings.

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Giving effect to the transactions under the Share Exchange Agreement, Mr. Ng is now the beneficial holder of 7,607,408 shares of common stock, or 77.6%, of the issued and outstanding shares of common stock of Powertech Holdings.

Powertech Holdings was incorporated on September 21, 2020, in the British Virgin Islands. The business of Powertech Holdings is now our principal business. Powertech Holdings is organized, through its subsidiaries, mainly to provide renewable energy products and solutions to customers in Hong Kong.

Our executive offices are located at Unit 17-18, 23/F, Metropole Square, 2 On Yiu Street, Sha Tin, New Territories, Hong Kong, and our telephone number is +852 3487-6330.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information disclosed in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.01.

As described in Item 1.01 above, on we completed the acquisition of Powertech Holdings pursuant to the Share Exchange Agreement. The disclosures in Item 1.01 of this Form 8-K regarding the transactions contemplated by the Share Exchange Agreement are incorporated herein by reference in its entirety.

FORM 10 DISCLOSURE

The Company was a “shell company” (as such term is defined in Rule 12b-2 under the Exchange Act) immediately before the completion of the transactions contemplated by the Share Exchange Agreement. Accordingly, pursuant to the requirements of Item 2.01(f) of Form 8-K, set forth below is the information that would be required if the Company was required to file a general form for registration of securities on Form 10 under the Exchange Act with respect to its common stock, which is the only class of the Company’s securities subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act upon consummation of the transactions contemplated by the Share Exchange Agreement. The information provided below relates to the combined operations of the Company after the acquisition of Powertech Holdings, except that information relating to periods prior to the date of the reverse acquisition only relate to Powertech Holdings and its consolidated subsidiaries unless otherwise specifically indicated.

DESCRIPTION OF BUSINESS

Our Corporate History and Background

The Company was incorporated on July 5, 2016, under the laws of the State of Nevada.

On June 26, 2020, Milena Topolac Tomovic, the then major shareholder, entered into a Stock Purchase Agreement with Hak Yiu Ng, wherein Milena Topolac Tomovic sold 3,000,000 shares of the Company’s common stock, then representing approximately 78.9% of all issued and outstanding shares of common stock, to Mr. Ng.

Milena Topolac Tomovic served as President, Secretary, Treasurer and a director from July 5, 2016 until her resignation on July 6, 2020. Effective from July 6, 2020, Milena Topolac Tomovic resigned as a director, and from the offices of President, Secretary and Treasurer of, the Company. Immediately prior to such resignation, Ms. Topolac Tomovic, as the sole member of the board of directors at such time, appointed Hak Yiu Ng as a director, and as President, Secretary and Treasurer of the Company. Mr. Ng was the Company’s sole officer and director until November 25, 2020.

On November 25, 2020, Hak Yiu Ng resigned as Secretary and was appointed Chairman of the Board of Directors of the Company. On November 25, 2020, Huang Zhen Kun was appointed Chief Executive Officer and a Director; Lau Kit Yan, Mark was appointed Chief Financial Officer, Secretary and a Director; Poon To Ming was appointed Chief Operating Officer; Wong Ka Hing Andrew was appointed Chief Marketing Officer; and Xu Ming was appointed Chief Technology Officer.

The Company does not have any current plans, arrangements, discussions or intentions, whether written or oral, to engage in a merger or acquisition with an identified or unidentified company or person to be used as a vehicle for a private company to become a reporting company.

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From inception until we completed our reverse acquisition of Powertech Holdings, the principal business of the Company was a plan to establish a business to lease and sell certain items or means of what we referred to as eco-transport. These items are commonly known under the names: a Segway, a gyro-scooter or a self-balanced two-wheeled scooter, a self-balanced mono-wheeled scooter and a two-wheeled hoverboard. We expected our products and services to be demanded by establishments or enterprises or events, for instance, conferences held in large facilities, or touristic agencies and other establishments or organizations that face the problem of covering large distances by employees or visitors of theirs.

Exclusive Patent License Agreements

Effective November 25, 2020, the Company entered into an Exclusive Patent License Agreement with Fushan Baohua Renewable Energy Co Ltd (PRC) (“Fushan Baohua”), an entity duly formed and existing under the laws of the People’s Republic of China (the “Fushan Baohua License Agreement”), pursuant to which the Company has licensed from Fushan Baohua the patents for the technology underlying Liftable Soar Pergola, Expandable Soar Pergola and Foldable Solar Pergola products of the Company. The term of the Fushan Baohua License Agreement is for the terms of the underlying patents and covers all countries and territories in the world. The Liftable Soar Pergola patent expires on August 5, 2029, the Expandable Soar Pergola patent expires on August 2, 2029, and the Foldable Solar Pergola patent expires on August 2, 2029. The Company paid consideration of $10.00 for entering into the Fushan Baohua License Agreement. Fushan Baohua is controlled by Hak Yiu Ng, the President, Chairman of the Board of Directors and majority stockholder of the Company.

Effective November 25, 2020, the Company entered into an Exclusive Patent License Agreement with PowerWatt Engineering Co. Ltd. (“PowerWatt Engineering”), an entity duly formed an existing under the laws of Hong Kong, (the “PowerWatt Engineering License Agreement”), pursuant to which the Company has licensed from PowerWatt Engineering the patents for the technology underlying the Foldable Solar Pergola, The Solar Photovoltaic Sunlight House, and RPP Ballast Solar System products of the Company. The term of the PowerWatt Engineering License Agreement is for the terms of the underlying patents and covers all countries and territories in the world. The Foldable Solar Pergola patent expires on November 26, 2028, the Solar Photovoltaic Sunlight House patent registered in China expires on March 7, 2029, and registered in Hong Kong expires on August 2, 2027, and the RPP Ballast Solar System registered in China expires on March 7, 2029, and registered in Hong Kong expires on August 5, 2027. The Company paid consideration of $10.00 for entering into the PowerWatt Engineering License Agreement. PowerWatt Engineering is controlled by Hak Yiu Ng, the President, Chairman of the Board of Directors and majority stockholder of the Company.

Reverse Acquisition of Powertech Holdings

On November 25, 2020, the Company entered into a Share Exchange Agreement (the “Share Exchange Agreement”), by and among the Company, Powertech Holdings Company Limited, a British Virgin Islands corporation (“Powertech Holdings”), and the holders of common shares of Powertech Holdings. The holders of the common stock of Powertech Holdings consisted of 48 stockholders.

Under the terms and conditions of the Share Exchange Agreement, the Company offered, sold and issued 6,000,000 shares of common stock in consideration for all the issued and outstanding shares in Powertech Holdings. Hak Yiu Ng, the Company’s sole officer and director, is the beneficial holder of 4,000,000 common shares, or 76.8%, of the issued and outstanding shares of Powertech Holdings. The effect of the issuance of the 6,000,000 shares issued under the Share Exchange Agreement is that the former shareholders of Powertech holdings acquired 61.2% of the issued and outstanding shares of common stock of the Company.

Immediately prior to the closing of the transactions under the Share Exchange Agreement, Mr. Ng was the holder of 3,000,000 shares of common stock, or 78.9%, of the issued and outstanding shares of common stock of the Company. Giving effect to the closing of the transactions under the Share Exchange Agreement, Mr. Ng acquired 4,607,408 shares of common stock of the Company, by virtue of his 76.8% beneficial ownership of Powertech Holdings. The remaining 47 common shareholders of Powertech Holdings acquired 1,392,592 shares of common stock under the Share Exchange Agreement, by virtue of their aggregate of 23.2% beneficial ownership of Powertech Holdings.

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Giving effect to the transactions under the Share Exchange Agreement, Mr. Ng is now the beneficial holder of 7,607,408 shares of common stock, or 77.6%, of the issued and outstanding shares of common stock of Powertech Holdings.

As a result of the share exchange, Powertech Holdings is now a wholly-owned subsidiary of the Company.

The share exchange transaction with Powertech Holdings was treated as a reverse acquisition, with Powertech Holdings as the acquirer and the Company as the acquired party. Unless the context suggests otherwise, when we refer in this Form 8-K to business and financial information for periods prior to the consummation of the reverse acquisition, we are referring to the business and financial information of Powertech Holdings.

Organization & Subsidiaries

We have seven operating subsidiaries, and our organizational structure is as follows:

Overview of Powertech Holdings

Our wholly owned subsidiary, Powertech Holdings was incorporated on September 21, 2020, in the British Virgin Islands.

The business of Powertech Holdings is now the principal business of the Company. Powertech Holdings is organized, through its subsidiaries, to provide renewable energy products and solutions to customers in Hong Kong.

Powertech Holdings principal administrative offices are located at Unit 17-18, 23/F, Metropole Square, 2 On Yiu Street, Sha Tin, New Territories, Hong Kong, and our telephone number is +852 3487-6330. Our website is www.sinopowersolar.com.hk.

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Summary Financial Information

The tables and information below are derived from our audited financial statements as of September 30, 2020.

September 30, 2020
Financial Summary
Cash and Cash Equivalents	$228,689
Total Assets	2,475,812
Total Liabilities	4,186,298
Total Stockholders’ Deficit	$(1,710,486)

Renewable Energy Segment in Hong Kong

Hong Kong is one of the most densely-populated regions in the world. According to the Census and Statistics Department of the Hong Kong SAR Government, the population of Hong Kong is estimated to be 7.52 million in mid-2019. The large population results in a serious energy demand in modern life.

Renewable energy (“RE”) is one of practical and affordable solutions to the energy needs in Hong Kong. According to the International Renewable Energy Agency, renewables could supply 80% of the world’s electricity by 2050. Although Hong Kong does not have favorable conditions for large-scale commercialized RE power generation, the government has applied RE on a wider and large scale by 2030 as according to the Hong Kong’s Climate Action Plan. Based on the currently mature and commercially available technologies, Hong Kong has about 3-4% of realizable RE potential arising from solar energy. The Hong Kong government spearhead to apply RE in a systematic manner, issue its environmental policy by specifying all new government buildings to have at least 10% rooftop space to install solar power system, while set up a strong budget to do retrofit work for all existing government and public buildings to install rooftop solar power system.

The Paris Agreement an ambitious multilateral treaty agreed in December 2015, succeeds the Kyoto Protocol that will expire in 2020. Hong Kong formally signed it on Earth Day, 22 April 2016, and the Paris Agreement came into force on 4th November 2016.

The key provisions of the Paris Agreement call for global actions to - achieve “peak” greenhouse gas (GHG) emissions as soon as possible and achieve a balance between carbon sources and sinks in the second half of the 21st century (i.e. to reach “carbon neutrality” between 2051 and 2100); and, keep global average temperature increase well below 2 degree relative to pre-industrial levels and to pursue efforts to limit it to 1.5 degree

To meet the requirement of the Paris Agreement, Hong Kong has set an ambitious carbon intensity target of 65% to 70% by 2030 using 2005 as the base, which is equivalent to 26% to 36% absolute reduction and a reduction to 3.3-3.8 tonnes on a per capita basis.

Our Product Portfolio

We invest, supply and install rooftop and greenfield solar system, and hydroponics farms. We license technology underlying patents for our following solar and hydroponic farming products:

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1. Rooftop Solar Pergola for village houses (China Patent No. 2019202902287)

A solar pergola using 20 pcs of mono-crystaline solar panels mounted on resilient, high-tensile tempered aluminium structures, 2.5 m high pergoa which meets structural requirement of the Building Code, sustain the strongest typhoon wind load, rust-free and durable, free from daily maintenance. The law allows property owner of village house to use its 350 sq. Ft rooftop space for solar power creation. This Rooftop Solar Pergola perfectly meets the need of the village house owners.

Video links:

https://www.youtube.com/watch?v=zqG_QoRnR1M

https://www.youtube.com/watch?v=xxmFHB3xszY

2. Rooftop Solar Glasshouse (Hong Kong Patent No. HK1258743)

A solar glasshouse, architect designed to meet the legal requirement of 2.5 meters high, with detachable wind shield and windows, using 20 mono crystaline solar panels mounted on resilient and high-tensile tempered aluminium structures, sustains the strongest wind load test, and can be easily detached and removed when relocation is needed. It offers perfect extra rooftop space for village house owners, and creates great value for house owners especially in such a densely populated city of Hong Kong. A 350 sq.ft house in Hong Kong can easily cost people HKD4 mil (USD 510,000), and we offer to market only HKD 150,000.

Video links:

https://www.youtube.com/watch?v=wtPABRl3v_E

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3. Wheelset Solar Carport (China Patent No. 2018211576333)

Movable solar carport with wheels on the pillars, which allows end users to easily move and locate the carports to place as he needs, and at the same time get the best optimal sunshine for solar power harvest. With high efficient mono-crystaline solar panels on resilient and high-tensile tempered aluminium structure, it sustains strongest monsoon wind load, and at the same time require minimum daily maintenance.

Video links:

https://www.youtube.com/watch?v=QrlN1krWuUg

https://www.youtube.com/watch?v=JDPkK2NnE8M

https://www.youtube.com/watch?v=SU9yG7P5JKQ

4. Retractile Solar Carport (China Patent No. 201821962427X）

Aluminum alloyed retractile solar carpark pergola, with resilient aluminum structure, designed to let end users extend and retract one side of the carport to allow best utilization of space in densely populated city like Hong Kong, Japan and Singapore. The pergola can be easily moved and located to any place needed. It can be used in combination with Tesla’s energy storage device and EV charging station. It is perfect for end users who own temporarily idle land space.

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5. UND (Up-N-Down) Solar Pergola (China Patent No. 2019212562934)

It is a solar pergola with built in motor lifter on each pillars that, allows end users to lift and lower the solar pergola levels when needed. It is perfect for the rooftop owners of very high buildings and of houses near the seashore where monsoon wind can be an issue in typhoon season. The solar pergola can be lowered down to about 1.5 m when typhoon is expected, and be lifted to 2.5 m high in normal days, by simple button press.

6. Hydroponic Solar Greenhouse (patent pending)

Specially designed hydroponic farming greenhouse, with 60% rooftop solar coverage for energy production. PERC Bifacial Mono-crystaline solar panels are installed on the greenhouse rooftop, leaving about 40% space for sunlight to penetrate to the hydroponic farming floor for crop lighting. Energy Storage device can be installed to harvest solar power in day time for use at night, by so doing, crops can be grown in expedited way by using solar powered LED lighting at night.

6. Tracker-run Solar Greenhouse (patent pending)

Solar greenhouse with solar tracker, where a computer programmed motor run tracking mechanism is built in to the rooftop structure, whereas the solar panels rotates according to the sun’s track, maintaining always 90 degree angle facing the sun, maximizing solar irradiation harvest which results in much higher solar power yield than conventional mounting structure. Power output is 15% higher than fixed tilt structural greenhouse. The motor is programmed in such a manner that, during typhoon day, it turns flat to avoid wind load, while when it rains, it rotates continuous to do auto-cleaning of the solar panels.

This product is denoted by the following features:

•	The optimum tracking angle is calculated using highly precise astronomical equations based on time, longitude and latitude information from a GPS sensor;

•	The current tilt angle is obtained from a sensor (e.g. an inclinometer); and

•	By coordinating the two angles, the control system instructs the tracking mounting system to follow the sun throughout the day, which increases the total amount of electrical energy produced.

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7. RPP Solar Foundation (Hong Kong Patent No. HK1258742)

Using Recyclable PP material, die cast solar bucket is an ideal solar foundation that makes flat rooftop solar installation easy and quick. The RPP solar foundation past all static wind tunnel test that sustains strong typhoon wind pressure, and it flexible, durable and movable. It is highly recommended by all architect as the best rooftop solar solution in cities like Hong Kong, Singapore, Tokyo and Taipei. Using RPP solar foundation, a 10 days rooftop solar installation can be done within 2 days.

Video links:

https://www.youtube.com/watch?v=U5j9ccLN9Y8&t=28s

https://www.youtube.com/watch?v=26so7RDdKxE

8. Off-grid Flexible Solar Panel Solution for RV and Yachts:

Flexible Mono-crystaline solar panels, packed with hybrid inverter and battery which can be conveniently used to power cars, yacht, vans, or simply outdoor picnic cars. This is a very popular product lines in coastal cities as Hong Kong, Singapore, Kuala Lumpur, Tokyo, etc.

9. HDPE Floating Solar Deck:

For fishing ponds and water reservoir, HDPE Floating Solar Deck allows solar panels to be laid over the water surface, where solar panels creates solar power, and protect pond fish and prawns from direct sunshine. It helps making water conservation and at the same time making environmental protection of prohibiting over weeding on the fish ponds.

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Our Main Projects:

We actively participate the renewable energy-related projects, as follows:

EMSD (Electrical and Mechanical Services Department) of Hong Kong Government is responsible to make retrofit work with solar on-grid solution in all 1200 schools, 1500 public toilets, and over 300 public housing estates in Hong Kong. The government as set up a HKD 800 million budget to setup rooftop solar power system in all government buildings and public housing buildings. Powertech’s subsidiary business vehicle, Sinopower Group has installed rooftop solar power system in 68 schools so far, and is planned to continue building 1200 school rooftop solar power systems in the next 18 months.

Link Real Estate Investment Trust (“Link REIT”) is the first real estate investment trust listed in Hong Kong, and currently Asia’s largest REIT and one of the world’s largest retail focused REITs in terms of market capitalization. Wholly owned by private and institutional investors, with 100% free float, Spanning Hong Kong, Beijing, Shanghai and Guangzhou, the portfolio owned by Link REIT consists of properties with about 9 million sq ft of retail space, around 61,000 car park spaces, and a multi-purpose project under development in Hong Kong, as well as properties with about 3 million sq ft of retail and office space in Mainland China. It is the desire of Link to make use the currently un-utilized rooftop space to install solar power system to serve the community with clean energy.

Link Asset Management Limited (“Link Asset Management”), (“Link”; Hong Kong stock code: 823), announced that it successfully priced its green convertible bonds (the “Bonds”) due 2024, raising HK$4 billion at 1.6% p.a., the lowest coupon rate achieved by Asian REITs over the past five years. Underscoring Link’s commitment to sustainable development, the green convertible bond issue marks the first ever green convertible bond globally in the real estate sector and for Hong Kong issuers. Link is committed to build in all the shopping malls rooftop solar power system. And so far, Powertech have completed 3 projects for LINK.

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Our Business model and Business Strategy:

EPC (Engineer, Procurement and Construction): For government and for pseudo-government organisations, and some of the industrial clients who owns industrial and commercial builders, we offer one stop solution of EPC services, whereas we design, engineer, procure, and install solar power system for the clients on BOT basis. Our business strategy for these group of clients is to offer full set of value added service, not only doing solar power system installation, but also service like water-proof works, building repairing works. This distinguished us from our competitors that, we carry out waterproof work on the Premises before installing the System by laying over an aluminium foil waterproof asphalt self-adhesive membrane (asphalt base/butyl/ rubber group) to the entire roof of each of the Buildings up to 300mm of the parapet wall. The asphalt self adhesive membrane stop water leakage problem and at the same time act as reflective layer for solar irradiation to back sides of bi-facial solar panels, which result in higher solar yield. We tailor made all solar mounting system of each project to meet the stringent demand of the legal wind code, making third party wind tunnel test to make sure the system is safe and durable.

Competition

We believe that there are about 20 market competitors with business in Hong Kong, but by registered capital, we are largest, and now about 30% of total market share. Some of our major competitors are: Nefin Solar Asset Limited, Amosolar Limited, CLP Energy Services (Holding) Limited, and Widex Solar Energy Technology Limited.

Intellectual Property

Our primary patents, all of which are registered in Hong Kong or China, are discussed under the heading “Exclusive Patent License Agreements,” beginning on page 4 of this Current Report on Form 8-K. Additionally, we rely on a combination of trademark laws, trade secrets, confidentiality provisions and other contractual provisions to protect our proprietary rights, which are primarily our brand names, product designs and marks.

Government Regulation and Approvals

We are subject to the general laws in Hong Kong and China governing businesses including labor, occupational safety and health, general corporations, intellectual property and other similar laws.

Product liability claims may arise if any of our solar and hydroponic products have a harmful effect on a consumer, who may make a claim for damages or compensation as an injured party. The General Principles of the Civil Law of HKSAR, states that manufacturers and sellers of defective products causing property damage or injury shall incur civil liabilities for such damage or injuries.

We are subject to a number of local laws and regulations that involve matters such as privacy, rights of publicity, data protection, content regulation, intellectual property, competition, protection of minors, consumer protection, taxation or other subjects. Many of these laws and regulations are still evolving and being tested in courts and could be interpreted in ways that could harm our business. In addition, the application and interpretation of these laws and regulations often are uncertain, particularly in the new and rapidly evolving industry in which we operate.

Employees

As of the date hereof, we have 30 full-time employees.

DESCRIPTION OF PROPERTIES

Our executive offices are located at Unit 17-18, 23/F, Metropole Square, 2 On Yiu Street, Sha Tin, New Territories, Hong Kong, and our telephone number is +852 3487-6330. We do not own any real estate or other physical properties.

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RISK FACTORS

You should carefully consider the risks described below together with all of the other information included in this Form 8-K before making an investment decision with regard to our securities. The statements contained in or incorporated herein that are not historic facts are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. If any of the following risks actually occurs, our business, financial condition or results of operations could be harmed. In that case, you may lose all or part of your investment.

RISKS RELATING TO OUR COMPANY

Our auditors have expressed substantial doubt about our ability to continue as a going concern.

Our audited financial statements for the years ended December 31, 2019 and 2018, and our unaudited financial statements for the nine months ended September 30, 2020, were prepared assuming that we will continue our operations as a going concern. Our wholly-owned subsidiary, Powertech Holdings, was incorporated on September 21, 2020, and has net revenues of $1,704,935, and a net loss of $1,059,489, at September 30, 2020. As a result, our independent accountants in their audit report have expressed substantial doubt about our ability to continue as a going concern. Continued operations are dependent on our ability to complete equity or debt financings or generate profitable operations. Such financings may not be available or may not be available on reasonable terms. Our financial statements do not include any adjustments that may result from the outcome of this uncertainty.

If our estimates related to future expenditures are erroneous or inaccurate, our business will fail and you could lose your entire investment.

Our success is dependent in part upon the accuracy of our management’s estimates of our future cost expenditures for legal and accounting services (including those we expect to incur as a publicly reporting company), for website and mobile application marketing and development expenses, and for administrative expenses, which management estimates to be approximately $2,000,000 over the next twelve months. If such estimates are erroneous or inaccurate, or if we encounter unforeseen costs, we may not be able to carry out our business plan, which could result in the failure of our business and the loss of your entire investment.

Potential disputes related to the existing agreement pursuant to which we purchased the intellectual property rights underlying our business could result in the loss of rights that are material to our business.

The acquisition of the intellectual property of Powertech Holdings, by way of the Share Exchange Agreement, by and among the Company, Powertech Holdings, and the holders of common shares of Powertech Holdings, is of critical importance to our business and involves complex legal, business, and accounting issues. Although we have clear title to and no restrictions to use our intellectual property, disputes may arise regarding the Share Exchange Agreement, including but not limited to, the breaches of representations or other interpretation-related issues. If disputes over intellectual property that we have acquired under the Share Exchange Agreement prevent or impair our ability to maintain our current intellectual property, we may be unable to successfully develop and commercialize our business.

If we are not able to develop out business as anticipated, we may not be able to generate meaningful revenues or achieve meaningful profitability and you may lose your investment.

Our wholly-owned subsidiary, Powertech Holdings, was incorporated on September 21, 2020, and our net loss for the year ended December 31, 2019 was $598,941, and our comprehensive loss for the year ended December 31, 2019 was $602,843. We have a limited number of customers, and we have earned limited revenues to date. Our business prospects are difficult to predict because of our limited operating history, and unproven -marketing strategy. Our primary business activities will be focused on selling our renewable energy products. Although we believe that our business has significant profit potential, we may not attain profitable operations and our management may not succeed in realizing our business objectives. If we are not able to develop our business as anticipated, we may not be able to generate revenues or achieve profitability and you may lose your entire investment.

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Potential disputes related to the existing agreement pursuant to which we purchased the intellectual property rights underlying our business could result in the loss of rights that are material to our business.

The acquisition of the intellectual property of Powertech Holdings, by way of the Share Exchange Agreement, by and among the Company, Powertech Holdings, and the holders of ordinary shares of Powertech Holdings, is of critical importance to our business and involves complex legal, business, and scientific issues. Although we have clear title to and no restrictions to use our intellectual property, disputes may arise regarding the Share Exchange Agreement, including but not limited to, the breaches of representations or other interpretation-related issues. If disputes over intellectual property that we have acquired under the Share Exchange Agreement prevent or impair our ability to maintain our current intellectual property, we may be unable to successfully develop and commercialize our business.

We expect to suffer losses in the immediate future that may cause us to curtail or discontinue our operations.

We expect to incur operating losses in future periods. These losses will occur because have limited revenues to offset the expenses associated with the development of brand and our business operations, generally. We cannot guarantee that we will ever be successful in generating revenues in the future. We recognize that if we are unable to generate meaningful revenues, we will not be able to earn profits or continue operations. There is no history upon which to base any assumption as to the likelihood that we will prove successful, and we can provide investors with no assurance that we will generate any operating revenues or ever achieve profitable operations. If we are unsuccessful in addressing these risks, our business will almost certainly fail.

We may not be able to execute our business plan or stay in business without additional funding.

Our ability to generate future operating revenues depends in part on whether we can obtain the financing necessary to implement our business plan. We will likely require additional financing through the issuance of debt and/or equity in order to establish profitable operations, and such financing may not be forthcoming. As widely reported, the global and domestic financial markets have been extremely volatile in recent months. If such conditions and constraints continue or if there is no investor appetite to finance our specific business, we may not be able to acquire additional financing through credit markets or equity markets. Even if additional financing is available, it may not be available on terms favorable to us. At this time, we have not identified or secured sources of additional financing. Our failure to secure additional financing when it becomes required will have an adverse effect on our ability to remain in business.

We process, store and use personal information and other data, which subjects us to governmental regulations and other legal obligations related to privacy. Our actual or perceived failure to comply with such obligations could harm our business.

We receive, store and process personal information and other user data, including credit card information for certain users. There are numerous federal, state and local laws around the world regarding privacy and the storing, sharing, use, processing, disclosure and protection of personal information and other user data, the scope of which are changing, subject to differing interpretations, and may be inconsistent between countries or conflict with other rules. We generally comply with industry standards and are subject to the terms of our privacy policies and privacy-related obligations to third parties (including, in certain instances, voluntary third-party certification bodies). It is possible that these obligations may be interpreted and applied in a manner that is inconsistent from one jurisdiction to another and may conflict with other rules or our practices. Any failure or perceived failure by us to comply with our privacy policies, our privacy-related obligations to users or other third parties, or our privacy-related legal obligations, or any compromise of security that results in the unauthorized release or transfer of personally identifiable information or other user data, may result in governmental enforcement actions, litigation or negative publicity and could cause our users and advertisers to lose trust in us, which could have an adverse effect on our business. Additionally, if third parties with whom we work, such as advertisers, vendors or developers, violate applicable laws or our policies, such violations may also put our users’ information at risk and could have an adverse effect on our business.

We operate in a highly competitive industry and may face increased competition.

We operate in the renewable energy industry and face strong competition in terms of distribution, brand recognition, taste, quality, price, availability, and product positioning. The market is highly fragmented, and the resources of our competitors may increase due to mergers, consolidations or alliances, and we may face new competitors in the future. Our main competitors include approximately 20 competitors in Hong Kong, and we expect more competitors in the future, some of which we expect will be supported by government subsidies. In addition, as we seek to expand our market share and to penetrate into new markets, we may have difficulty competing. From time to time in response to competitive and customer pressures or to maintain market share, we may be forced to reduce our selling prices or increase or reallocate spending on marketing, advertising, or promotions in order to compete. These types of actions could decrease our profit margins. Such pressures may also restrict our ability to increase our selling prices in response to raw material and other cost increases. In light of the strong competition that we currently face, and which may intensify in the future, there can be no assurance that we will be able to increase the sales of our products or even maintain our past levels of sales, or that our profit margins will not be reduced. If we are unable to increase our product sales or to maintain our past levels of sales and profit margins, our business, financial condition, results of operations and prospects may be materially and adversely affected.

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Technology changes rapidly in our business and if we fail to anticipate or successfully implement new technologies or the manner in which use our products and services, the quality, timeliness and competitiveness of our products and services will suffer.

Rapid technology changes in our industry require us to anticipate, sometimes years in advance, which technologies we must implement and take advantage of in order to make our products and services competitive in the market. Therefore, we must start our product development with a range of technical development goals that we hope to be able to achieve. We may not be able to achieve these goals, or our competition may be able to achieve them more quickly and effectively than we can. In either case, our products and services may be technologically inferior to our competitors’, less appealing to consumers, or both. If we cannot achieve our technology goals within the original development schedule of our products and services, then we may delay their release until these technology goals can be achieved, which may delay or reduce revenue and increase our development expenses. Alternatively, we may increase the resources employed in research and development in an attempt to accelerate our development of new technologies, either to preserve our product or service launch schedule or to keep up with our competition, which would increase our development expenses. Any such failure to adapt to, and appropriately allocate resources among, emerging technologies would harm our competitive position, reduce our market share and significantly increase the time we take to bring our product to market.

Our potential customers will require a high degree of reliability in the delivery of our products and services, and if we cannot meet their expectations for any reason, demand for our products and services will suffer.

Our success depends in large part on our ability to deliver highly functional products and generally error-free services, and a satisfactory experience for our customers. To achieve these objectives, we depend on the quality, performance and scalability of our products and services, the responsiveness of our technical support and the capacity, reliability and security of our operations. We also depend on third parties over which we have no control.

Technology changes rapidly in our business and if we fail to anticipate or successfully implement new technologies or the manner in which people use our products and services, the quality, timeliness and competitiveness of our products and services will suffer.

Rapid technology changes in our industry require us to anticipate, sometimes years in advance, which technologies we must implement and take advantage of in order to make our products and services competitive in the market. Therefore, we must start our product development with a range of technical development goals that we hope to be able to achieve. We may not be able to achieve these goals, or our competition may be able to achieve them more quickly and effectively than we can. In either case, our products and services may be technologically inferior to our competitors’, less appealing to consumers, or both. If we cannot achieve our technology goals within the original development schedule of our products and services, then we may delay their release until these technology goals can be achieved, which may delay or reduce revenue and increase our development expenses. Alternatively, we may increase the resources employed in research and development in an attempt to accelerate our development of new technologies, either to preserve our product or service launch schedule or to keep up with our competition, which would increase our development expenses. Any such failure to adapt to, and appropriately allocate resources among, emerging technologies would harm our competitive position, reduce our market share and significantly increase the time we take to bring our product to market.

If we fail to promote and maintain our brand in an effective and cost-efficient way, our business and results of operations may be harmed.

We believe that developing and maintaining awareness of our brand effectively is critical to attracting new and retaining existing customers. Successful promotion of our brand and our ability to attract customers depends largely on the effectiveness of our marketing efforts and the success of the channels we use to promote our services. It is likely that our future marketing efforts will require us to incur significant additional expenses. These efforts may not result in increased revenues in the immediate future or at all and, even if they do, any increases in revenues may not offset the expenses incurred. If we fail to successfully promote and maintain our brand while incurring substantial expenses, our results of operations and financial condition would be adversely affected, which may impair our ability to grow our business.

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If demand for solar energy projects does not continue to grow or grows at a slower rate than we anticipate, our business will suffer.

Our future success depends on continued demand for solar energy solutions and the ability of solar equipment vendors to meet this demand. The solar industry is an evolving industry that has experienced substantial changes in recent years, and we cannot be certain that consumers and businesses will adopt solar energy as an alternative energy source at levels sufficient to grow our business. If demand for solar energy fails to develop sufficiently, demand for our products will decrease, which would have an adverse impact on our ability to increase our revenue and grow our business.

The interruption of the flow of components and materials from international vendors could disrupt our supply chain, including as a result of the imposition of additional duties, tariffs and other charges on imports and exports.

We purchase most of our components and materials from China through arrangements with various vendors. Political, social or economic instability in these regions, or in other regions where our products are made, could cause disruptions in trade, including exports to Hong Kong. Other events that could also cause disruptions to our supply chain, no matter from where we obtain components and materials, include:

•	the imposition of additional trade law provisions or regulations;

•	quotas imposed by bilateral trade agreements;

•	foreign currency fluctuations;

•	natural disasters;

•	public health issues and epidemic diseases, their effects (including any disruptions they may cause) or the perception of their effects, such as the ongoing novel coronavirus outbreak;

•	theft;

•	restrictions on the transfer of funds;

•	the financial instability or bankruptcy of vendors; and

•	significant labor disputes, such as dock strikes.

We cannot predict whether the countries in which our components and materials are sourced, or may be sourced in the future, will be subject to new or additional trade restrictions imposed by non-Hong Kong governments, including the likelihood, type or effect of any such restrictions. Trade restrictions, including new or increased tariffs or quotas, border taxes, embargoes, safeguards and customs restrictions against certain components and materials, as well as labor strikes and work stoppages or boycotts, could increase the cost or reduce or delay the supply of components and materials available to us and adversely affect our business, financial condition or results of operations.

We may face costly intellectual property infringement claims, the result of which would decrease the amount of cash we would anticipate to operate and complete our business plan.

We anticipate that from time to time we will receive communications from third parties asserting that we are infringing certain copyright, trademark and other intellectual property rights of others or seeking indemnification against alleged infringement. If anticipated claims arise, we will evaluate their merits. Any claims of infringement brought of third parties could result in protracted and costly litigation, damages for infringement, and the necessity of obtaining a license relating to one or more of our products or current or future technologies, which may not be available on commercially reasonable terms or at all. Litigation, which could result in substantial cost to us and diversion of our resources, may be necessary to enforce our patents or other intellectual property rights or to defend us against claimed infringement of the rights of others. Any intellectual property litigation and the failure to obtain necessary licenses or other rights could have a material adverse effect on our business, financial condition and results of operations.

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We face risks related to actual or threatened health epidemics, such as the COVID-19 pandemic, and other outbreaks, which could significantly disrupt our manufacturing and operations.

Our business could be adversely impacted by the effects of a widespread outbreak of contagious disease, including the recent outbreak of respiratory illness caused by a novel coronavirus (“COVID-19”) pandemic. Any widespread outbreak of contagious diseases, and other adverse public health developments, could cause disruption to, among other things, our ground operations at project sites, our manufacturing facilities and our suppliers and vendors located in all countries and have a material and adverse effect on our business operations. Our ground operations at project sites, our manufacturing facilities and our suppliers and vendors could be disrupted by worker absenteeism, quarantines, shortage of COVID-19 test kits and personal protection equipment for employees, office and factory closures, disruptions to ports and other shipping infrastructure, or other travel or health-related restrictions. If our operations at project sites, our manufacturing facilities and our suppliers or vendors are so affected, our supply chain, manufacturing and product shipments will be delayed, which could adversely affect our business, operations and customer relationships. For example, our suppliers and vendors in China have been affected by business closures and disruptions to ports and other shipping infrastructure. In addition, the macroeconomic effects of the COVID-19 pandemic in the Hong Kong and other markets has resulted in a widespread health crisis that has adversely affected the economies and financial markets of many countries, resulting in an economic downturn that could affect demand for our products and impact our operating results.

Given the ongoing and dynamic nature of the circumstances, it is difficult to predict the full impact of the COVID-19 pandemic on our business. The extent of such impact will depend on future developments, which are highly uncertain, including when the COVID-19 pandemic can be controlled and abated. Further, while jurisdictions in which we operate have gradually allowed the reopening of businesses and other organizations and removed the sheltering restrictions, it is premature to assess whether doing so will result in a meaningful increase in economic activity and the impact of such actions on further COVID-19 cases.

We are monitoring the recent global health emergency driven by the potential impact of the COVID-19 pandemic, along with global supply and demand dynamics. The extent to which these events may impact our business will depend on future developments, which are highly uncertain and cannot be predicted at this time.

Although we have thus far avoided significant impact to performance of operations, and have not incurred, to date, liquidated damages due to delay, we have encountered and could encounter in future project delays due to impacts on suppliers, customers, or others. The duration and intensity of these impacts and resulting disruption to our operations is uncertain and continues to evolve as of the date of this registration statement. Accordingly, management will continue to monitor the impact of the global situation on its financial condition, liquidity, operations, suppliers, industry, and workforce.

To the extent the COVID-19 pandemic adversely affects our financial condition, operating results and cash flows, it may also have the effect of heightening many of the other risks described in this “Risk Factors” section, such as those relating to our high level of indebtedness, our need to generate sufficient cash flows to service our indebtedness and our ability to comply with the covenants contained in the agreements that govern our indebtedness.

The loss of the services of Hak Yiu Ng, our sole director and officer, and majority shareholder, or our failure to timely identify and retain competent personnel could negatively impact our ability to develop our website and sell our services.

We are highly dependent on Hak Yiu Ng, who is our sole director and officer, and beneficially owns approximately 77.6% of our issued and outstanding shares of common stock. The development of our business will continue to place a significant strain on our limited personnel, management, and other resources. Our future success depends upon the continued services of our executive officers who are developing our business, and on our ability to identify and retain competent consultants and employees with the skills required to execute our business objectives. The loss of the services of Mr. Ng or our failure to timely identify and retain competent personnel would negatively impact our ability to develop our business and license our brand, which could adversely affect our financial results and impair our growth.

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We incur costs associated with SEC reporting compliance, which may significantly affect our financial condition.

The Company made the decision to become an SEC “reporting company” in order to comply with applicable laws and regulations. We incur certain costs of compliance with applicable SEC reporting rules and regulations including, but not limited to attorneys’ fees, accounting and auditing fees, other professional fees, financial printing costs and Sarbanes-Oxley compliance costs in an amount estimated at approximately $500,000 per year. On balance, the Company determined that the incurrence of such costs and expenses was preferable to the Company being in a position where it had very limited access to additional capital funding.

We may be required to incur significant costs and require significant management resources to evaluate our internal control over financial reporting as required under Section 404 of the Sarbanes-Oxley Act, and any failure to comply or any adverse result from such evaluation may have an adverse effect on our stock price.

As a smaller reporting company as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended, we are required to evaluate our internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002 (“Section 404”). Section 404 requires us to include an internal control report with our Annual Report on Form 10-K. This report must include management’s assessment of the effectiveness of our internal control over financial reporting as of the end of the fiscal year. This report must also include disclosure of any material weaknesses in internal control over financial reporting that we have identified. Failure to comply, or any adverse results from such evaluation could result in a loss of investor confidence in our financial reports and have an adverse effect on the trading price of our equity securities. Achieving continued compliance with Section 404 may require us to incur significant costs and expend significant time and management resources. No assurance can be given that we will be able to fully comply with Section 404 or that we and our independent registered public accounting firm would be able to conclude that our internal control over financial reporting is effective at fiscal year-end. As a result, investors could lose confidence in our reported financial information, which could have an adverse effect on the trading price of our securities, as well as subject us to civil or criminal investigations and penalties. In addition, our independent registered public accounting firm may not agree with our management’s assessment or conclude that our internal control over financial reporting is operating effectively.

We may not be able to meet the internal control reporting requirements imposed by the SEC resulting in a possible decline in the price of our common stock and our inability to obtain future financing.

As directed by Section 404 of the Sarbanes-Oxley Act, the SEC adopted rules requiring each public company to include a report of management on the company’s internal controls over financial reporting in its annual reports. Although the Dodd-Frank Wall Street Reform and Consumer Protection Act exempts companies with a public float of less than $75 million from the requirement that our independent registered public accounting firm attest to our financial controls, this exemption does not affect the requirement that we include a report of management on our internal control over financial reporting and does not affect the requirement to include the independent registered public accounting firm’s attestation if our public float exceeds $75 million.

While we expect to expend significant resources in developing the necessary documentation and testing procedures required by Section 404 of the Sarbanes-Oxley Act, there is a risk that we may not be able to comply timely with all of the requirements imposed by this rule. Regardless of whether we are required to receive a positive attestation from our independent registered public accounting firm with respect to our internal controls, if we are unable to do so, investors and others may lose confidence in the reliability of our financial statements and our stock price and ability to obtain equity or debt financing as needed could suffer.

In addition, in the event that our independent registered public accounting firm is unable to rely on our internal controls in connection with its audit of our financial statements, and in the further event that it is unable to devise alternative procedures in order to satisfy itself as to the material accuracy of our financial statements and related disclosures, it is possible that we would be unable to file our Annual Report on Form 10-K with the SEC, which could also adversely affect the market for and the market price of our common stock and our ability to secure additional financing as needed.

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It will be extremely difficult to acquire jurisdiction and enforce liabilities against our officers, directors and assets outside the United States.

Substantially all of our assets are currently located outside of the United States. Additionally, our sole director and officer resides outside of the United States, in Hong Kong. As a result, it may not be possible for United States investors to enforce their legal rights, to effect service of process upon our directors or officers or to enforce judgments of United States courts predicated upon civil liabilities and criminal penalties of our directors and officers under Federal securities laws. Moreover, we have been advised Hong Kong and the PRC do not have a treaty providing for the reciprocal recognition and enforcement of judgments of courts with the United States. Further, there are no extradition treaties now in effect between the United States and, on the other hand, Hong Kong and China, which would permit effective enforcement of criminal penalties of the Federal securities laws.

RISKS ASSOCIATED WITH OUR SECURITIES

Our shares of common stock presently has a limited trading market, with no substantive daily trading volume, and the price may not reflect our value and there can be no assurance that there will be an active market for our shares of common stock either now or in the future.

Although our common stock is quoted on the OTC Markets, our shares of common stock trade only nominally and the price of our common stock, if traded, may not reflect our value. There can be no assurance that there will be an active market for our shares of common stock either now or in the future. Market liquidity will depend on the perception of our operating business and any steps that our management might take to bring us to the awareness of investors. There can be no assurance given that there will be any awareness generated. Consequently, investors may not be able to liquidate their investment or liquidate it at a price that reflects the value of the business. As a result holders of our securities may not find purchasers our securities should they to sell securities held by them. Consequently, our securities should be purchased only by investors having no need for liquidity in their investment and who can hold our securities for an indefinite period of time.

If a more active market should develop, the price of our shares of common stock may be highly volatile. Because there may be a low price for our shares of common stock, many brokerage firms may not be willing to effect transactions in our securities. Even if an investor finds a broker willing to effect a transaction in the shares of our common stock, the combination of brokerage commissions, transfer fees, taxes, if any, and any other selling costs may exceed the selling price. Further, many lending institutions will not permit the use of such shares of common stock as collateral for any loans.

Our common stock is subject to the “penny stock” rules of the SEC and the trading market in our securities is limited, which makes transactions in our stock cumbersome and may reduce the value of an investment in our stock.

Under U.S. federal securities legislation, our common stock will constitute “penny stock”. Penny stock is any equity security that has a market price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require that a broker or dealer approve a potential investor’s account for transactions in penny stocks, and the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased. In order to approve an investor’s account for transactions in penny stocks, the broker or dealer must obtain financial information and investment experience objectives of the person, and make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks. The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prepared by the Commission relating to the penny stock market, which, in highlight form sets forth the basis on which the broker or dealer made the suitability determination. Brokers may be less willing to execute transactions in securities subject to the “penny stock” rules. This may make it more difficult for investors to dispose of our common stock and cause a decline in the market value of our stock. Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and about the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

19

We may, in the future, issue additional common shares, which would reduce investors’ percent of ownership and may dilute our share value.

Our Articles of Incorporation authorize the issuance of 75,000,000 shares of common. The Company has 9,800,000 shares of common stock issued and outstanding, assuming consummation of the Share Exchange Agreement. The future issuance of common stock and/or preferred stock will result in substantial dilution in the percentage of our common stock held by our then existing shareholders. We may value any common stock issued in the future on an arbitrary basis. The issuance of common stock for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by our investors, and might have an adverse effect on any trading market for our common stock.

Our sole director and officer beneficially owns a majority of our stock, and accordingly, collectively has control over stockholder matters, our business and management.

Hak Yiu Ng, our sole officer and director, beneficially owns 7,607,408 shares of common stock, or 77.6% of our issued and outstanding shares of common stock. As a result, Mr. Ng has a substantial voting power in all matters submitted to our stockholders for approval including:

•	Election of our board of directors;
•	Removal of any of our directors;
•	Amendment of our Articles of Incorporation or bylaws;
•	Adoption of measures that could delay or prevent a change in control or impede a merger, takeover or other business combination involving us.

As a result of his ownership and position, Mr. Ng is able to substantially influence all matters requiring stockholder approval, including the election of directors and approval of significant corporate transactions. In addition, the future prospect of sales of significant amounts of shares held by him could affect the market price of our common stock if the marketplace does not orderly adjust to the increase in shares in the market and the value of your investment in our company may decrease. Mr. Ng’s stock ownership may discourage a potential acquirer from making a tender offer or otherwise attempting to obtain control of us, which in turn could reduce our stock price or prevent our stockholders from realizing a premium over our stock price.

In addition, sales of significant amounts of shares held by our officers and directors, or the prospect of these sales, could adversely affect the market price of our common stock. Mr. Ng’s stock ownership may discourage a potential acquirer from making a tender offer or otherwise attempting to obtain control of us, which in turn could reduce our stock price or prevent our stockholders from realizing a premium over our stock price.

State securities laws may limit secondary trading, which may restrict the states in which and conditions under which you can sell the shares offered by this prospectus.

Secondary trading in common stock sold in this offering will not be possible in any state until the common stock is qualified for sale under the applicable securities laws of the state or there is confirmation that an exemption, such as listing in certain recognized securities manuals, is available for secondary trading in the state. If we fail to register or qualify, or to obtain or verify an exemption for the secondary trading of, the common stock in any particular state, the common stock could not be offered or sold to, or purchased by, a resident of that state. In the event that a significant number of states refuse to permit secondary trading in our common stock, the liquidity for the common stock could be significantly impacted thus causing you to realize a loss on your investment.

The Company does not intend to seek registration or qualification of its shares of common stock the subject of this offering in any State or territory of the United States. Aside from a “secondary trading” exemption, other exemptions under state law and the laws of US territories may be available to purchasers of the shares of common stock sold in this offering,

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Anti-takeover effects of certain provisions of Nevada state law hinder a potential takeover of us.

Though not now, we may be or in the future we may become subject to Nevada’s control share law. A corporation is subject to Nevada’s control share law if it has more than 200 stockholders, at least 100 of whom are stockholders of record and residents of Nevada, and it does business in Nevada or through an affiliated corporation. The law focuses on the acquisition of a “controlling interest” which means the ownership of outstanding voting shares sufficient, but for the control share law, to enable the acquiring person to exercise the following proportions of the voting power of the corporation in the election of directors:

(i) one-fifth or more but less than one-third, (ii) one-third or more but less than a majority, or (iii) a majority or more. The ability to exercise such voting power may be direct or indirect, as well as individual or in association with others.

The effect of the control share law is that the acquiring person, and those acting in association with it, obtains only such voting rights in the control shares as are conferred by a resolution of the stockholders of the corporation, approved at a special or annual meeting of stockholders. The control share law contemplates that voting rights will be considered only once by the other stockholders. Thus, there is no authority to strip voting rights from the control shares of an acquiring person once those rights have been approved. If the stockholders do not grant voting rights to the control shares acquired by an acquiring person, those shares do not become permanent non-voting shares. The acquiring person is free to sell its shares to others. If the buyers of those shares themselves do not acquire a controlling interest, their shares do not become governed by the control share laws.

If control shares are accorded full voting rights and the acquiring person has acquired control shares with a majority or more of the voting power, any stockholder of record, other than an acquiring person, who has not voted in favor of approval of voting rights is entitled to demand fair value for such stockholder’s shares.

Nevada’s control share law may have the effect of discouraging takeovers of the corporation.

In addition to the control share law, Nevada has a business combination law which prohibits certain business combinations between Nevada corporations and “interested stockholders” for three years after the “interested stockholder” first becomes an “interested stockholder,” unless the corporation’s board of directors approves the combination in advance. For purposes of Nevada law, an “interested stockholder” is any person who is (i) the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the outstanding voting shares of the corporation, or (ii) an affiliate or associate of the corporation and at any time within the three previous years was the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the then outstanding shares of the corporation. The definition of the term “business combination” is sufficiently broad to cover virtually any kind of transaction that would allow a potential acquirer to use the corporation’s assets to finance the acquisition or otherwise to benefit its own interests rather than the interests of the corporation and its other stockholders.

The effect of Nevada’s business combination law is to potentially discourage parties interested in taking control of us from doing so if it cannot obtain the approval of our board of directors.

As an emerging growth company within the meaning of the Securities Act, we may utilize certain modified disclosure requirements, and we cannot be certain if these reduced requirements will make our common stock less attractive to investors.

We are an emerging growth company, and, for as long as we continue to be an emerging growth company, we may choose to take advantage of exemptions from various reporting requirements applicable to other public companies but not to “emerging growth companies,” including not being required to have our independent registered public accounting firm audit our internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute compensation not previously approved. We have in this prospectus utilized, and we may in future filings with the SEC continue to utilize, the modified disclosure requirements available to emerging growth companies. As a result, our stockholders may not have access to certain information they may deem important.

21

In addition, Section 107 of the JOBS Act also provides that an emerging growth company can utilize the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. Thus, an emerging growth company can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have elected to not “opt out” of this exemption from complying with new or revised accounting standards, and, therefore, we are permitted to adopt new or revised accounting standards at the time private companies adopt the new or revised accounting standard and are permitted to do so until such time that we either (i) irrevocably elect to “opt out” of such extended transition period or (ii) no longer qualify as an emerging growth company.

We could remain an emerging growth company until the earliest to occur of (i) the last day of the fiscal year during which we had total annual gross revenues of at least $1.07 billion (as indexed for inflation), (ii) the last day of the fiscal year following the fifth anniversary of the date of the first sale of common stock, (iii) the date on which we have, during the previous three-year period, issued more than $1 billion in non-convertible debt, or (iv) the date on which we are deemed to be a “large accelerated filer,” as defined under the Exchange Act.

Because we do not intend to pay any cash dividends on our common stock, our stockholders will not be able to receive a return on their shares unless they sell them.

We intend to retain any future earnings to finance the development and expansion of our business. We do not anticipate paying any cash dividends on our common stock in the foreseeable future. Unless we pay dividends, our stockholders will not be able to receive a return on their shares unless they sell them. Stockholders may never be able to sell shares when desired. Before you invest in our securities, you should be aware that there are various risks. You should consider carefully these risk factors, together with all of the other information included in this annual report before you decide to purchase our securities. If any of the following risks and uncertainties develop into actual events, our business, financial condition or results of operations could be materially adversely affected.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis of the results of operations and financial condition for the years ended December 31, 2019 and 2018 and for the nine months ended September 30, 2020 should be read in conjunction with our financial statements, and the notes to those financial statements that are included elsewhere in this Form 8-K. References in this section to “we,” “us,” “our” or “Powertech Holdings” are to the consolidated business of Powertech Holdings.

Our discussion includes forward-looking statements based upon current expectations that involve risks and uncertainties, such as our plans, objectives, expectations and intentions. Actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of a number of factors, including those set forth under the Risk Factors, Cautionary Notice Regarding Forward-Looking Statements and Business sections in this Form 8-K. We use words such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “may,” “will,” “should,” “could,” and similar expressions to identify forward-looking statements.

Recent Developments

Reverse Acquisition of Powertech Holdings

On November 25, 2020, the Company entered into a Share Exchange Agreement (the “Share Exchange Agreement”), by and among the Company, Powertech Holdings Company Limited, a British Virgin Islands corporation (“Powertech Holdings”), and the holders of common shares of Powertech Holdings. The holders of the common stock of Powertech Holdings consisted of 48 stockholders.

Under the terms and conditions of the Share Exchange Agreement, the Company offered, sold and issued 6,000,000 shares of common stock in consideration for all the issued and outstanding shares in Powertech Holdings. Hak Yiu Ng, the Company’s sole officer and director, is the beneficial holder of 4,000,000 common shares, or 76.8%, of the issued and outstanding shares of Powertech Holdings. The effect of the issuance of the 6,000,000 shares issued under the Share Exchange Agreement represents 61.2% of the issued and outstanding shares of common stock of the Company.

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Immediately prior to the closing of the transactions under the Share Exchange Agreement, Mr. Ng was the holder of 3,000,000 shares of common stock, or 78.9%, of the issued and outstanding shares of common stock of the Company. Giving effect to the closing of the transactions under the Share Exchange Agreement, Mr. Ng acquired 4,607,408 shares of common stock of the Company, by virtue of his 76.8% beneficial ownership of Powertech Holdings. The remaining 47 common shareholders of Powertech Holdings acquired 1,392,592 shares of common stock under the Share Exchange Agreement, by virtue of their aggregate of 23.2% beneficial ownership of Powertech Holdings.

Giving effect to the transactions under the Share Exchange Agreement, Mr. Ng is now the beneficial holder of 7,607,408 shares of common stock, or 77.6%, of the issued and outstanding shares of common stock of the Company.

As a result of the share exchange, Powertech Holdings is now a wholly-owned subsidiary of the Company.

As a result of the controlling financial interest of the former stockholders of Powertech Holdings for financial statement reporting purposes, the merger between the Company and Powertech Holdings was treated as a reverse acquisition, with Powertech Holdings deemed the accounting acquirer and the Company deemed the accounting acquiree under the acquisition method of accounting in accordance with the Section 805-10-55 of the FASB Accounting Standards Codification. The reverse acquisition is deemed a capital transaction in substance whereas the assets and liabilities of Powertech Holdings (the accounting acquirer) are carried forward to the Company (the legal acquirer and the reporting entity) at their carrying value before the combination and the equity structure (the number and type of equity interests issued) of Powertech Holdings is being retroactively restated using the exchange ratio established in the Share Exchange Agreement and Stock Redemption Agreements to reflect the number of shares of the Company issued to effect the acquisition. The number of common shares issued and outstanding and the amount recognized as issued equity interests in the consolidated financial statements is determined by adding the number of common shares deemed issued and the issued equity interests of Powertech Holdings Company Limited immediately prior to the business combination to the unredeemed shares and the fair value of the Company determined in accordance with the guidance in ASC Section 805-40-55 applicable to business combinations, i.e. the equity structure (the number and type of equity interests issued) in the consolidated financial statements immediately post combination reflects the equity structure of Powertech Holdings, including the equity interests the legal acquirer issued to effect the combination.

Powertech Holdings was incorporated on September 21, 2020, in the British Virgin Islands.

12-MONTH PLAN OF OPERATION

We generated revenues of $1,704,935 and $1,804,829 for the nine months ended September 30, 2020 and 2019. In the next 12 months, we plan to increase our revenues by garnering more customers.

Results of Operations

The Nine-Month Periods Ended September 30, 2020 and 2019

We have been significantly impacted by COVID-19 global pandemic. In addition to the devastating effects on human life, the pandemic is having a negative ripple effect on the global economy, leading to disruptions and volatility in the global financial markets. Hong Kong, China and many other countries have issued policies intended to stop or slow the further spread of the disease.

COVID-19 and Hong Kong’s response to the pandemic are significantly affecting the economy. There are no comparable events that provide guidance as to the effect the COVID-19 pandemic may have, and, as a result, the ultimate effect of the pandemic is highly uncertain and subject to change. We do not yet know the full extent of the effects on the economy, the markets we serve, our business or our operations.

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The following table sets forth certain operational data for the nine months ended September 30, 2020 and 2019:

	Nine Months Ended September 30,
	2020	2019
Revenues	$1,704,935	$1,804,829
Cost of revenue	(1,435,139)	(1,507,592)
Gross profit	269,796	297,237
Total operating expenses	(1,370,437)	(260,407)
Loss before income taxes	(1,059,489)	(259,864)
Income tax expense	-	-
Net loss	(1,059,489)	(259,864)

Revenue. We generated revenues of $1,704,935 and $1,804,829 for the nine months ended September 30, 2020 and 2019 from the sale of renewable energy products and solutions.

During the nine months ended September 30, 2020 and 2019, the following customers accounted for 10% or more of our total net revenues:

	Nine Months ended September 30, 2020		September 30, 2020
Customers	Revenues	Percentage of revenues	Accounts receivable
Taclon Industries Ltd.	$503,995	30%	$-

	Nine months ended September 30, 2019		September 30, 2019
Customers	Revenues	Percentage of revenues	Accounts receivable
Hung Hing Off-Set Printing Co Ltd	$335,938	19%	$-

All of our major customers are located in Hong Kong.

Cost of Revenue. Cost of revenue for the nine months September 30, 2020, was $1,435,139, and as a percentage of net revenue, approximately 84.2%. Cost of revenue for the nine months ended September 30, 2019, was $1,507,592, and as a percentage of net revenue, approximately 83.5%. Cost of revenue decreased primarily as a result of the decrease in our business volume.

Gross Profit. We achieved a gross profit of $269,796 and $297,237 for the nine months ended September 30, 2020 and 2019, respectively. The decrease in gross profit is primarily attributable to the decrease in our business volume.

Sales and Marketing Expenses (“S&M”). We incurred S&M expenses of $555,334 and $144,347 for the nine months ended September 30, 2020 and 2019, respectively. The increase in S&M is primarily attributable to more marketing expense in the launch of our renewable energy projects and solutions.

General and Administrative Expenses (“G&A”). We incurred G&A expenses of $815,103 and $413,297 for the nine months ended September 30, 2020 and 2019, respectively. The increase in G&A is primarily attributable to more overheads and staff expense in the launch of our renewable energy projects and solutions.

Other Income (Expenses), net. We incurred net other income of $41,152 for the nine months ended September 30, 2020, as compared to a net income of $543 for the nine months ended September 30, 2019. Our net other income for the nine months ended September 2020 consisted primarily of sundry income and interest expense.

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Income Tax Expense. There are no income tax expenses for the quarters ended September 30, 2020 and 2019.

Net Loss. During the nine months ended September 30, 2020, we incurred a net loss of $1,059,489, as compared to $259,864 for the same period ended September 30, 2019.

Comparison of the Years Ended December 31, 2019 and 2018

The following table sets forth certain operational data for the years indicated:

	Fiscal Years Ended December 31,
	2019	2018
Revenues, net	$2,150,997	$-
Cost of revenue	(1,805,076)	-
Gross profit	345,921	-
Sales and marketing expenses	(267,126)	(155,504)
General and administrative expenses	(678,325)	(246,352)
Total operating expenses	(945,451)	(401,856)
Total other income	589	64
Income Before Income Taxes	(598,941)	(401,792)
Income tax expense	-	-
Net income	(598,941)	(401,792)

Revenue. We generated revenues of $2,150,997 and $0 for the fiscal years ended December 31, 2019 and 2018. The increase is revenue is attributable to the completion of renewable energy projects and solutions, which we launched in 2018.

During the twelve months ended December 31, 2019, the following customer accounted for 10% or more of our total net revenues:

	Year ended December 31, 2019		December 31, 2019
	Revenues	Percentage of revenues	Accounts receivable
Hung Hing Off-Set Printing Co Ltd	$336,080	16%	$-

During the twelve months ended December 31, 2018, there is no single customer who accounted for 10% or more of our total net revenues.

Cost of Revenue. Cost of revenue included material supplies, labor and sub-contractor fees. The increase of cost of revenue is attributable to the launch of renewable energy projects and solutions.

Gross Profit. We achieved a gross profit of $345,921 and $0 for the fiscal years ended December 31, 2019, and 2018, respectively. The increase in gross profit is primarily attributable to the completion of renewable energy projects and solutions during 2019 fiscal year.

Sales and Marketing Expenses (“S&M”). We incurred S&M expenses of $267,126 and $155,504 for the fiscal years ended December 31, 2019, and 2018, respectively. The increase in G&A is primarily attributable to more marketing expense in the launch of our renewable energy projects and solutions.

General and Administrative Expenses (“G&A”). We incurred G&A expenses of $678,325 and $246,352 for the fiscal years ended December 31, 2019, and 2018, respectively. The increase in G&A is primarily attributable to more overheads and staff expense in the launch of our renewable energy projects and solutions.

Other Income (Expenses), net. We incurred net other income of $589 for the fiscal year ended December 31, 2019, as compared to a net income of $64 for the fiscal year ended December 31, 2018. Our net other income for the year ended December 31, 2019 and 2018 consisted primarily of interest income.

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Income Tax Expense. We recorded income tax expense of $0 and $0 for the fiscal years ended December 31, 2019 and 2018. No income expense was incurred in both 2019 and 2018 fiscal years.

Net Loss. During the year ended December 31, 2019, we incurred a net loss of $598,941, as compared to $401,792 for the year ended December 31, 2018.

Liquidity and Capital Resources

As of December 31, 2019, we had cash and cash equivalents of $243,641, accounts receivable of $155,221, deposits, prepayments and other receivables of $95,999 and contract assets of $676,090.

As of December 31, 2018, we had cash and cash equivalents of $174,584, deposits, prepayments and other receivables of $19,497, contract assets of $359,421 and amount due from a director of $185,233.

We believe that our current cash and other sources of liquidity discussed below are adequate to support general operations for at least the next 12 months.

	Nine Months Ended September 30,
	2020	2019
Net cash used in operating activities	$(772,758)	$(143,010)
Net cash used in investing activities	(5,634)	(3,483)
Net cash provided by financing activities	767,755	315,769

Net Cash Used In Operating Activities.

For the nine months ended September 30, 2020, net cash used in operating activities was $772,758, which consisted primarily of a net loss of $1,059,489, offset by a decrease in accounts and retention receivables of $106,713, an increase in deposits, prepayments and other receivables of $628,574, an increase in contract assets of $698,363, an increase in contract liabilities of $732,729, an increase in operating lease liabilities of $727, an increase in accrued liabilities and other payables of $9,674, depreciation of plant and equipment of $5,170.

For the nine months ended September 30, 2019, net cash used by operating activities was $143,010, which consisted primarily of a net loss of $259,864, offset by an increase in accounts and retention receivables of $192,954, an increase in deposits, prepayments and other receivables of $2,122, an increase in contract assets of $64,837, an increase in contract liabilities of $429,386, a decrease in accrued liabilities and other payables of $58,686, depreciation of plant and equipment of $2,699 and loss on disposal of plant and equipment of $3,368.

We expect to continue to rely on cash generated through financing from our existing shareholders and private placements of our securities, however, to finance our operations and future acquisitions.

Net Cash Used In Investing Activities.

For the nine months ended September 30, 2020, net cash used in investing activities was $5,634, consisting primarily of purchases of plant and equipment.

For the nine months ended September 30, 2019, net cash used in investing activities was $3,483, consisting primarily of purchases of plant and equipment of $3,866 and proceeds from disposal of plant and equipment of $383.

Net Cash Provided By Financing Activities.

For the nine months ended September 30, 2020, net cash provided by financing activities was $767,755, consisting primarily of proceed from bank and other borrowings of $769,203 and repayment to a director of $1,448.

For the nine months ended September 30, 2019, net cash provided by financing activities was $315,769, consisting primarily of advances from a director.

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Going Concern

The financial statements contain an explanatory paragraph expressing substantial doubt about our ability to continue operating as a going concern. The financial statements have been prepared "assuming that we will continue as a going concern," which states that we will realize our assets and satisfy any liabilities and commitments in the ordinary course of business.

We will need to raise funds to fund our ongoing operational expenses. Additional funding will likely come from equity financing from the sale of our common stock. If we are successful in completing equity financing, existing shareholders will experience dilution of their interest in our Company. We do not have any financing arranged and we cannot provide investors with any assurance that we will be able to raise sufficient funding from the sale of our common stock to fund our 12-month plan of operation and ongoing operational expenses. In the absence of such financing, our business will likely fail. There are no assurances that we will be able to achieve further sales of our common stock or any other form of additional financing. If we are unable to achieve the financing necessary to continue our plan of operations, then we will not be able to continue our 12-month plan of operation and our business will fail.

Off-Balance Sheet Arrangements

We have no outstanding off-balance sheet guarantees, interest rate swap transactions or foreign currency contracts. We do not engage in trading activities involving non-exchange traded contracts.

Limited Business History; Need for Additional Capital

There is no historical financial information about the Company upon which to base an evaluation of our performance. We have not generated any revenues from our business. We cannot guarantee we will be successful in our business plans. Our business is subject to risks inherent in the establishment of a new business enterprise, including limited capital resources, possible delays in the exploration and/or development, and possible cost overruns due to price and cost increases in services. We have no intention of entering into a merger or acquisition within the next twelve months and we have a specific business plan and timetable to complete our 12-month plan of operation based on the success of the primary offering.

We anticipate that additional funding, if required, will be in the form of equity financing from the sale of our common stock. However, we cannot provide investors with any assurance that we will be able to raise sufficient funding from the sale of shares to fund additional expenditures. We do not currently have any arrangements in place for any future equity financing. Our limited operating history and our lack of significant tangible capital assets makes it unlikely that we will be able to obtain significant debt financing in the near future. If such financing is not available on satisfactory terms, we may be unable to continue or expand our business. Equity financing could result in additional dilution to existing shareholders.

Summary of Significant Accounting Policies

•	Basis of presentation

These accompanying combined and consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

•	Use of estimates and assumptions

In preparing these combined and consolidated financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheet and revenues and expenses during the years reported. Actual results may differ from these estimates.

•	Basis of consolidation

The combined and consolidated financial statements include the financial statements of the Company and its subsidiaries. All significant inter-company balances and transactions within the Company have been eliminated upon consolidation.

•	Cash and cash equivalents

Cash and cash equivalents are carried at cost and represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date of such investments.

•	Accounts receivable

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Accounts receivable are recorded at the invoiced amount and do not bear interest, which are due within contractual payment terms, generally 30 to 90 days from completion of service. Credit is extended based on evaluation of a customer's financial condition, the customer credit-worthiness and their payment history. Accounts receivable outstanding longer than the contractual payment terms are considered past due. Past due balances over 90 days and over a specified amount are reviewed individually for collectibility. At the end of fiscal year, the Company specifically evaluates individual customer’s financial condition, credit history, and the current economic conditions to monitor the progress of the collection of accounts receivables. The Company will consider the allowance for doubtful accounts for any estimated losses resulting from the inability of its customers to make required payments. For the receivables that are past due or not being paid according to payment terms, the appropriate actions are taken to exhaust all means of collection, including seeking legal resolution in a court of law. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Company does not have any off-balance-sheet credit exposure related to its customers.

•	Plant and equipment

Plant and equipment are stated at cost less accumulated depreciation and accumulated impairment losses, if any. Depreciation is calculated on the straight-line basis over the following expected useful lives from the date on which they become fully operational and after taking into account their estimated residual values:

Expected useful lives
Office equipment	5 years
Furniture and fixtures	5 years
Motor vehicle	3.33 years

Expenditures for repairs and maintenance are expensed as incurred. When assets have been retired or sold, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized in the results of operations.

•	Revenue recognition

The Company adopted Accounting Standards Codification (“ASC”) 606 - Revenue from Contracts with Customers” (“ASC 606”) as of January 1, 2019 using the modified retrospective method. This method allows the Company to apply ASC 606 to new contracts entered into after January 1, 2019, and to its existing contracts for which revenue earned through December 31, 2018 has been recognized under the guidance in effect prior to the effective date of ASC 606. The revenue recognition processes the Company applied prior to adoption of ASC 606 align with the recognition and measurement guidance of the new standard, therefore adoption of ASC 606 did not require a cumulative adjustment to opening equity.

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Under ASC 606, a performance obligation is a promise within a contract to transfer a distinct good or service, or a series of distinct goods and services, to a customer. Revenue is recognized when performance obligations are satisfied and the customer obtains control of promised goods or services. The amount of revenue recognized reflects the consideration to which the Company expects to be entitled to receive in exchange for goods or services. Under the standard, a contract’s transaction price is allocated to each distinct performance obligation. To determine revenue recognition for arrangements that the Company determines are within the scope of ASC 606, the Company performs the following five steps:

•	identify the contract with a customer;
•	identify the performance obligations in the contract;
•	determine the transaction price;
•	allocate the transaction price to performance obligations in the contract; and
•	recognize revenue as the performance obligation is satisfied.

The Company recognizes revenue when or as it satisfies a performance by transferring a good or service to the customer at a point in time, generally upon the completion of the projects under fixed price contracts. Under these fixed price contracts, the Company receives an agreed-upon amount for providing products and services specified in the contract, a profit or loss is recognized depending on whether actual costs are more or less than the agreed upon amount.

Contract assets primarily relate to the Company’s rights to consideration for work completed but not billed as of the reporting date on contracts with customers. The contract assets are transferred to receivables when the rights become unconditional. The Company has contract assets on contracts that are generally long-term and have revenues that are recognized upon the completion.

Contract liabilities primarily related to billings and payments received in advance of revenue recognized.

•	Cost of revenue

Cost of revenue consists primarily of raw materials, the fees paid to contractors and labor costs, which are directly attributable to the production of renewable energy products and solutions-.

•	Income taxes

The Company adopted the ASC 740 Income tax provisions of paragraph 740-10-25-13, which addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the combined and consolidated financial statements. Under paragraph 740-10-25-13, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the combined and consolidated financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent (50%) likelihood of being realized upon ultimate settlement. Paragraph 740-10-25-13 also provides guidance on de-recognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures. The Company had no material adjustments to its liabilities for unrecognized income tax benefits according to the provisions of paragraph 740-10-25-13.

The estimated future tax effects of temporary differences between the tax basis of assets and liabilities are reported in the accompanying balance sheets, as well as tax credit carry-backs and carry-forwards. The Company periodically reviews the recoverability of deferred tax assets recorded on its balance sheets and provides valuation allowances as management deems necessary.

•	Uncertain tax positions

The Company did not take any uncertain tax positions and had no adjustments to its income tax liabilities or benefits pursuant to the ASC 740 provisions of Section 740-10-25.

•	Foreign currencies translation

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency using the applicable exchange rates at the balance sheet dates. The resulting exchange differences are recorded in the combined and consolidated statement of operations.

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The reporting currency of the Company is United States Dollar ("US$") and the accompanying combined and consolidated financial statements have been expressed in US$. In addition, the Company is operating in Hong Kong and maintains its books and record in its local currency, Hong Kong Dollars (“HKD”), which is a functional currency as being the primary currency of the economic environment in which their operations are conducted. In general, for consolidation purposes, assets and liabilities of its subsidiary whose functional currency is not US$ are translated into US$, in accordance with ASC Topic 830-30, “ Translation of Financial Statement”, using the exchange rate on the balance sheet date. Revenues and expenses are translated at average rates prevailing during the period. The gains and losses resulting from translation of financial statements of foreign subsidiary are recorded as a separate component of accumulated other comprehensive income within the statements of changes in stockholder’s equity.

•	Comprehensive income

ASC Topic 220, “Comprehensive Income”, establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income as defined includes all changes in equity during a period from non-owner sources. Accumulated other comprehensive income, as presented in the accompanying combined and consolidated statements of changes in stockholders’ equity, consists of changes in unrealized gains and losses on foreign currency translation. This comprehensive income is not included in the computation of income tax expense or benefit.

•	Leases

The Company adopted Topic 842, Leases (“ASC 842”), using the modified retrospective approach through a cumulative-effect adjustment and utilizing the effective date of January 1, 2019 as its date of initial application, with prior periods unchanged and presented in accordance with the previous guidance in Topic 840, Leases (“ASC 840”).

At the inception of an arrangement, the Company determines whether the arrangement is or contains a lease based on the unique facts and circumstances present. Leases with a term greater than one year are recognized on the balance sheet as right-of-use (“ROU”) assets, lease liabilities and long-term lease liabilities. The Company has elected not to recognize on the balance sheet leases with terms of one year or less. Operating lease liabilities and their corresponding right-of-use assets are recorded based on the present value of lease payments over the expected remaining lease term. However, certain adjustments to the right-of-use asset may be required for items such as prepaid or accrued lease payments. The interest rate implicit in lease contracts is typically not readily determinable. As a result, the Company utilizes its incremental borrowing rates, which are the rates incurred to borrow on a collateralized basis over a similar term an amount equal to the lease payments in a similar economic environment.

In accordance with the guidance in ASC 842, components of a lease should be split into three categories: lease components (e.g. land, building, etc.), non-lease components (e.g. common area maintenance, consumables, etc.), and non-components (e.g. property taxes, insurance, etc.). Subsequently, the fixed and in-substance fixed contract consideration (including any related to non-components) must be allocated based on the respective relative fair values to the lease components and non-lease components.

Lease expense is recognized on a straight-line basis over the lease terms. Lease expense includes amortization of the ROU assets and accretion of the lease liabilities. Amortization of ROU assets is calculated as the periodic lease cost less accretion of the lease liability. The amortized period for ROU assets is limited to the expected lease term.

The Company has elected a practical expedient to combine the lease and non-lease components into a single lease component. The Company also elected the short-term lease measurement and recognition exemption and does not establish ROU assets or lease liabilities for operating leases with terms of 12 months or less.

•	Related parties

The Company follows the ASC 850-10, Related Party for the identification of related parties and disclosure of related party transactions.

Pursuant to section 850-10-20 the related parties include a) affiliates of the Company; b) entities for which investments in their equity securities would be required, absent the election of the fair value option under the Fair Value Option Subsection of section 825-10-15, to be accounted for by the equity method by the investing entity; c) trusts for the benefit of employees, such as pension and Income-sharing trusts that are managed by or under the trusteeship of management; d) principal owners of the Company; e) management of the Company; f) other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests; and g) other parties that can significantly influence the management or operating policies of the transacting parties or that have an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests.

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The combined and consolidated financial statements shall include disclosures of material related party transactions, other than compensation arrangements, expense allowances, and other similar items in the ordinary course of business. However, disclosure of transactions that are eliminated in the preparation of consolidated or combined financial statements is not required in those statements. The disclosures shall include: a) the nature of the relationship(s) involved; b) a description of the transactions, including transactions to which no amounts or nominal amounts were ascribed, for each of the periods for which income statements are presented, and such other information deemed necessary to an understanding of the effects of the transactions on the financial statements; c) the dollar amounts of transactions for each of the periods for which income statements are presented and the effects of any change in the method of establishing the terms from that used in the preceding period; and d) amount due from or to related parties as of the date of each balance sheet presented and, if not otherwise apparent, the terms and manner of settlement.

•	Commitments and contingencies

The Company follows the ASC 450-20, Commitments to report accounting for contingencies. Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company assesses such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or un-asserted claims that may result in such proceedings, the Company evaluates the perceived merits of any legal proceedings or un-asserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s combined and consolidated financial statements. If the assessment indicates that a potentially material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, and an estimate of the range of possible losses, if determinable and material, would be disclosed.

Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the guarantees would be disclosed. Management does not believe, based upon information available at this time that these matters will have a material adverse effect on the Company’s financial position, results of operations or cash flows. However, there is no assurance that such matters will not materially and adversely affect the Company’s business, financial position, and results of operations or cash flows.

•	Fair value of financial instruments

The Company follows paragraph 825-10-50-10 of the FASB Accounting Standards Codification for disclosures about fair value of its financial instruments and has adopted paragraph 820-10-35-37 of the FASB Accounting Standards Codification (“Paragraph 820-10-35-37”) to measure the fair value of its financial instruments. Paragraph 820-10-35-37 of the FASB Accounting Standards Codification establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, paragraph 820-10-35-37 of the FASB Accounting Standards Codification establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The three (3) levels of fair value hierarchy defined by paragraph 820-10-35-37 of the FASB Accounting Standards Codification are described below:

Level 1	Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.

Level 2	Pricing inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date.

Level 3	Pricing inputs that are generally observable inputs and not corroborated by market data.

Financial assets are considered Level 3 when their fair values are determined using pricing models, discounted cash flow methodologies or similar techniques and at least one significant model assumption or input is unobservable.

The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. If the inputs used to measure the financial assets and liabilities fall within more than one level described above, the categorization is based on the lowest level input that is significant to the fair value measurement of the instrument.

The carrying amounts of the Company’s financial assets and liabilities, such as cash and cash equivalents, accounts and retention receivables, deposits, prepayments and other receivables, amount due from a director, contract assets and liabilities, accrued liabilities and other payables, operating lease liabilities and amount due to a director, approximate their fair values because of the short maturity of these instruments.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of November 25, 2020, certain information regarding the ownership of the Company’s capital stock by each director and executive officer of the Company, each person who is known to the Company to be a beneficial owner of more than 5% of any class of the Company’s voting stock, and by all officers and directors of the Company as a group. Unless otherwise indicated below, to the Company’s knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock, except to the extent authority is shared by spouses under applicable community property laws.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of November 25, 2020 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 9,800,000 shares of common stock issued and outstanding on a fully diluted basis, as of November 25, 2020.

Title of Class	Name and Address of Beneficial Owner (2)	Amount and Nature of Beneficial Ownership	Percent of Common Stock (1)

Common Stock	Hak Yiu NG (3)	7,607,408	77.6%
Common Stock	HUANG Zhen Kun (4)	230,371	2.3%
Common Stock	LAU Kit Yan, Mark (5)	172,788	1.7%
Common Stock	POON To Ming (6)	34,556	*
Common Stock	WONG Ka Hing Andrew (7)	74,870	*
Common Stock	XU Ming (8)	74,870	*
All directors and executive officers as a group (6 persons)		8,194,863	83.6%

*Less than 1%.

(1) As of November 25, 2020, we had 9,800,000 shares of common stock outstanding.

(2) Unless otherwise noted, the address of each person listed is c/o Folkup Development Inc., Unit 17-18, 23/F, Metropole Square, 2 On Yiu Street, Sha Tin, New Territories, Hong Kong, and our telephone number is +852 3487-6330.

(3) Appointed President, Secretary, Treasurer and a Director on July 6, 2020. Appointed as Chairman of the Board of Directors and resigned as Secretary on November 25, 2020.

(4) Appointed Chief Executive Officer and a Director on November 25, 2020.

(5) Appointed Chief Financial Officer, Secretary and a Director on November 25, 2020.

(6) Appointed Chief Operating Officer on November 25, 2020.

(7) Appointed Chief Marketing Officer on November 25, 2020.

(8) Appointed Chief Technology Officer on November 25, 2020.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names, ages, and positions of our executive officers and directors as of the date of this Form 8-K.

Name	Age	Positions

Hak Yiu NG	56	President, Treasurer and Chairman of the Board of Directors
HUANG Zhen Kun	40	Chief Executive Officer and Director
LAU Kit Yan, Mark	40	Chief Financial Officer, Secretary and Director
POON To Ming	63	Chief Operating Officer
WONG Ka Hing Andrew	43	Chief Marketing Officer
XU Ming	35	Chief Technology Officer

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Hak Yiu NG

President, Treasurer and Chairman of the Board of Directors

Hak Yiu NG, also known as and previously disclosed on Current Report on Form 8-K filed with the Securities and Exchange Commission on August 27, 2020, as “Benson Wu,” has served as our President, Treasurer and a Director since May 27, 2020. Mr. Ng also served as Secretary from July 6, 2020 until November 25, 2020, and on November 25, 2020, Mr. Ng became Chairman of the Board of Directors. Since May 2018, Mr. Ng has served as the Chairman of SinoPower Holding (Hong Kong) Co. Ltd. (“Sinopower”), one of our subsidiaries, based in Hong Kong, since 2018, and served as a director of Sinopower from 2009 to 2018. Since 2018, Mr. Ng has also served an investment consultant to Victor Aluminum Group. Mr. Ng attended The Hong Kong Polytechnic University from 1984 to 1987, where he obtained a degree in Business Management. He subsequently obtained an MBA from the University of South Australia, which he attended in 1991 and 1992. Mr. Ng’s knowledge of Sinopower and his business experience led to our conclusion that Mr. Ng should be serving as a member of our board of directors in light of our business and structure.

HUANG Zhen Kun

Chief Executive Officer and Director

HUANG Zhen Kun has served as our Chief Executive Officer and a Director since November 25, 2020. Since June 2016, Mr. Huang has served as Chief Executive Officer of SinoPower Holding (Hong Kong) Co., Ltd., one of our subsidiaries. From June 2016 until April 2018, Mr. Huang served as General Manager for Shenzhen City E-Parking Intelligent Holding Co., Ltd. From May 2017 until April 2018, Mr. Huang served as General Manager for Shenzhen City E-Parking Intelligent Holding Co., Ltd. From January 2009 until May 2016, Mr. Huang served as Sale Director of Israel ROMIDOT Ltd., and from December 2005 until December 2008, he served as Israel ROMIDOT Ltd.’s Marketing Manager. In 2014, Mr. Huang obtained an undergraduate degree from Guangdong University of Finance, in China. Mr. Huang’s management experience and skills led to our conclusion that he should serve as a director in light of our business and structure.

LAU Kit Yan, Mark

Chief Financial Officer, Secretary and Director

LAU Kit Yan, Mark has served as our Chief Financial Officer, Secretary and a Director since November 25, 2020. From May 2019 to April 2020, Mr. Lau served as Senior Manager, performing finance and accounting functions, for Synergy Solution Management Group Limited, of Hong Kong. Mr. Lau has over 20 years’ work experience in finance, accounting, corporate finance and organization strategic planning. In 2012, Mr. Lau obtained a Bachelor of Accountancy from the University of South Australia. Mr. Lau’s background in finance and accounting led to our conclusion that he should serve as a director in light of our business and structure.

POON To Ming

Chief Operating Officer

POON To Ming has served as our Chief Operating Officer since November 25, 2020. Since December2019, Mr. Poon has served as Chief Operating Officer of SinoPower Holding (Hong Kong) Co., Ltd., one of our subsidiaries. Since 2012, Mr. Poon has served Founding Chairman of HK21 Youth Association. Since 2013, Mr. Poon has served as Chief Executive Officer of HK Hydroponics Planting Group Limited. Since 2014, Mr. Poon has served as Chief Executive Officer of Smart Green Farm. From 1978 until 2012, Mr. Poon served as a Royal Hong Kong Police Officer. He received the Outstanding Police Officer Award in Hong Kong from 2005 until 2009, and the Civil Service Outstanding Service Award in Hong Kong in 2007 and 2009.

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WONG Ka Hing Andrew

Chief Marketing Officer

WONG Ka Hing Andrew has served as our Chief Marketing Officer since November 25, 2020. Since January 2019, Mr. Wong has served as Chief Marketing Officer of SinoPower Holding (Hong Kong) Co., Ltd., one of our subsidiaries. From January 2013 to January 2019, Mr. Wong served as Project Manager for GL Events Hong Kong Ltd. From 2013 to 2019, Mr. Wong served as a Director of Inspiration IT (HK) Ltd. In 2012, Mr. Wong obtained a bachelor degree from Hong Kong Baptist University.

XU Ming

Chief Technology Officer

XU Ming has served as our Chief Technology Officer since November 25, 2020. Since January 2019, Mr. Xu has served as Chief Technology Officer of SinoPower Holding (Hong Kong) Co., Ltd., one of our subsidiaries. From January 2017 until December 2018, Mr. Xu was Senior Project Manager at Guangdong Quanmei Energy Group. From December 2018 until December 2019, Mr. Xu was Technical Director at Sunlight New Energy (Guangzhou) Co., Ltd. From April 2015 until January 2017, Mr. Xu was Technical Manager at Shenzhen City Rui Tai Solar Engineering Co., Ltd. In 2008, Mr Xu obtained a bachelor degree from Hetao University of Inner Mongolia, in China.

Employment Agreements

We have a standard employment agreement with employees.

Indemnification Agreements

The Company has no indemnification agreements with any officer or director of the Company.

Family Relationships

No family relationships exist between Hak Yiu Ng and any person who is an affiliate of the Company.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers have been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past ten years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws, except for matters that were dismissed without sanction or settlement.

Code of Ethics

We have not adopted a Code of Ethics.

EXECUTIVE COMPENSATION

The following table sets forth information regarding each element of compensation that we paid or awarded to our named executive officers for the fiscal years ended November 30, 2019 and 2018:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation ($)	All Other Compensation ($)	Total ($)
Milena Topolac	2019	0	0	0	0	0	0	0	0
Tomovic (1)	2018	0	0	0	0	0	0	0	0

Hak Yiu	2019	0	0	0	0	0	0	0	0
Ng (2)	2018	0	0	0	0	0	0	0	0

___________

(1)	Appointed President, Secretary, Treasurer and a Director on July 5, 2016; resigned from all such positions on July 6, 2020.
(2)	Appointed President, Secretary, Treasurer and a Director on July 6, 2020. Appointed as Chairman of the Board of Directors and resigned as Secretary on November 25, 2020.

As of the date of the filing of this Current Report on Form 8-K, there has been no compensation awarded to, earned by, or paid to any executive officers of the Company for services rendered to us in such capacities during the fiscal year ended November 30, 2019.

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Option Grants

The following table sets forth stock option grants and compensation for the fiscal year ended November 30, 2019:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Milena Topolac Tomovic (1)	-0-	-0-	-0-	$-0-	N/A	-0-	-0-	-0-	-0-

Hak Yiu Ng (2)	-0-	-0-	-0-	$-0-	N/A	-0-	-0-	-0-	-0-

_________

(1)	Appointed President, Secretary, Treasurer and a Director on July 5, 2016; resigned from all such positions on July 6, 2020.
(2)	Appointed President, Secretary, Treasurer and a Director on July 6, 2020. Appointed as Chairman of the Board of Directors and resigned as Secretary on November 25, 2020.

As of the date of the filing of this Current Report on Form 8-K, there have been no stock option grants or related compensation awarded to, earned by, or paid to any executive officers of the Company during the fiscal year ended November 30, 2019.

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Option Exercises and Fiscal Year-End Option Value Table.

There have been no stock options awarded to or exercised by our executive officers or directors during the fiscal year ended November 30, 2019, and through the date of filing of this Current Report on Form 8-K.

Long-Term Incentive Plans and Awards

There were no awards made to a named executive officer, under any long-term incentive plan, as of the end of the fiscal period ended November 30, 2019, and through the date of filing of this Current Report on Form 8-K.

Other Compensation

There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of our company in the event of retirement at normal retirement date as there was no existing plan as of the end of the fiscal year ended November 30, 2019, and through the date of filing of this Current Report on Form 8-K, provided for or contributed to by our company.

DIRECTOR COMPENSATION

The following table sets forth director compensation as of November 30, 2019, and through the date of filing of this Current Report on Form 8-K:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation($)	Total ($)

Milena Topolac Tomovic (1)	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Hak Yiu Ng (2)	-0-	-0-	-0-	-0-	-0-	-0-	-0-

__________

(1)	Appointed President, Secretary, Treasurer and a Director on July 5, 2016; resigned from all such positions on July 6, 2020.
(2)	Appointed President, Secretary, Treasurer and a Director on July 6, 2020. Appointed as Chairman of the Board of Directors and resigned as Secretary on November 25, 2020.

Directors of our company who are also employees do not receive cash compensation for their services as directors or members of the committees of the Board of Directors. All directors may be reimbursed for their reasonable expenses incurred in connection with attending meetings of the Board of Directors or management committees.

Securities Authorized for Issuance under Equity Compensation Plans

The Company has no equity compensation plans.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

On November 25, 2020, the Company entered into a Share Exchange Agreement (the “Share Exchange Agreement”), by and among the Company, Powertech Holdings Company Limited, a British Virgin Islands corporation (“Powertech Holdings”), and the holders of common shares of Powertech Holdings. The holders of the common stock of Powertech Holdings consisted of 48 stockholders.

Under the terms and conditions of the Share Exchange Agreement, the Company offered, sold and issued 6,000,000 shares of common stock in consideration for all the issued and outstanding shares in Powertech Holdings. Hak Yiu Ng, the Company’s sole officer and director, is the beneficial holder of 4,000,000 common shares, or 76.8%, of the issued and outstanding shares of Powertech Holdings. The effect of the issuance of the 6,000,000 shares issued under the Share Exchange Agreement represents 61.2% of the issued and outstanding shares of common stock of the Company.

Immediately prior to the closing of the transactions under the Share Exchange Agreement, Mr. Ng was the holder of 3,000,000 shares of common stock, or 78.9%, of the issued and outstanding shares of common stock of the Company. Giving effect to the closing of the transactions under the Share Exchange Agreement, Mr. Ng acquired 4,607,408 shares of common stock of the Company, by virtue of his 76.8% beneficial ownership of Powertech Holdings. The remaining 47 common shareholders of Powertech Holdings acquired 1,392,592 shares of common stock under the Share Exchange Agreement, by virtue of their aggregate of 23.2% beneficial ownership of Powertech Holdings.

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Giving effect to the transactions under the Share Exchange Agreement, Mr. Ng is now the beneficial holder of 7,607,408 shares of common stock, or 77.6%, of the issued and outstanding shares of common stock of the Company.

As a result of the share exchange, Powertech Holdings is now a wholly-owned subsidiary of the Company.

Effective November 25, 2020, the Company entered into an Exclusive Patent License Agreement with Fushan Baohua Renewable Energy Co Ltd (PRC) (“Fushan Baohua”), an entity duly formed and existing under the laws of the People’s Republic of China (the “Fushan Baohua License Agreement”), pursuant to which the Company has licensed from Fushan Baohua the patents for the technology underlying Liftable Soar Pergola, Expandable Soar Pergola and Foldable Solar Pergola products of the Company. The term of the Fushan Baohua License Agreement is for the terms of the underlying patents and covers all counties and territories in the world. The Liftable Soar Pergola patent expires on August 5, 2029, the Expandable Soar Pergola patent expires on August 2, 2029, and the Foldable Solar Pergola patent expires on August 2, 2029. The Company paid consideration of $10.00 for entering into the Fushan Baohua License Agreement. Fushan Baohua is controlled by Hak Yiu Ng, the President, Chairman of the Board of Directors and majority stockholder of the Company.

Effective November 25, 2020, the Company entered into an Exclusive Patent License Agreement with PowerWatt Engineering Co. Ltd. (“PowerWatt Engineering”), an entity duly formed an existing under the laws of Hong Kong, pursuant to which the Company has licensed from PowerWatt Engineering the patents for the technology underlying the Foldable Solar Pergola, The Solar Photovoltaic Sunlight House, and RPP Ballast Solar System products of the Company. The term of the PowerWatt Engineering License Agreement is for the terms of the underlying patents and covers all territories in the world. The Foldable Solar Pergola patent expires on November 26, 2028, the Solar Photovoltaic Sunlight House patent registered in China expires on March 7, 2029, and registered in Hong Kong expires on August 2, 2027, and the RPP Ballast Solar System registered in China expires on March 7, 2029, and registered in Hong Kong expires on August 5, 2027. The Company paid consideration of $10.00 for entering into the PowerWatt Engineering License Agreement. PowerWatt Engineering is controlled by Hak Yiu Ng, the President, Chairman of the Board of Directors and majority stockholder of the Company.

DIRECTOR INDEPENDENCE

Our board of directors is currently composed of three members, none of whom qualifies as an independent director in accordance with the published listing requirements of the NASDAQ Global Market. The NASDAQ independence definition includes a series of objective tests, such as that a director is not, and has not been for at least three years, one of our employees and that neither the director, nor any of his family members has engaged in various types of business dealings with us. In addition, our board of directors has not made a subjective determination as to each director that no relationships exist which, in the opinion of our board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, though such subjective determination is required by the NASDAQ rules. Had our board of directors made these determinations, our board of directors would have reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management.

LEGAL PROCEEDINGS

We are not currently involved in any legal proceedings. From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. Litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business.

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MARKET PRICE OF AND DIVIDENDS ON OUR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

Since April 1, 2019, our shares of common stock have been quoted on the OTCPink tier of the OTC Markets Group Inc. (the “OTC Markets”), under the stock symbol “FLDI.” The following table shows the reported high and low closing bid prices per share for our common stock based on information provided by the OTC Markets. The over-the-counter market quotations set forth for our common stock reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions.

	Common Stock Bid Price
Financial Quarter Ended	High ($)	Low ($)
August 31, 2020	6.00	6.00
May 31, 2020	4.00	2.00
February 29, 2020	2.00	2.00
November 30, 2019	2.00	2.00
August 31, 2019	2.00	2.00
May 31, 2019	0.05	2.00

On November 25, 2020, the closing bid price of our shares of common stock on the OTCPink tier of OTC Markets was $1.00 per share.

As of November 25, 2020, there were approximately 9,800,000 shares of our common stock were issued and outstanding.

Holders

As of November 25, 2020, there were approximately 52 holders of record of our common stock. This number does not include shares held by brokerage clearing houses, depositories or others in unregistered form.

Dividends

We have never declared or paid a cash dividend. Any future decisions regarding dividends will be made by our Board of Directors. We currently intend to retain and use any future earnings for the development and expansion of our business and do not anticipate paying any cash dividends in the foreseeable future. Our Board of Directors has complete discretion on whether to pay dividends. Even if our Board of Directors decides to pay dividends, the form, frequency and amount will depend upon our future operations and earnings, capital requirements and surplus, general financial condition, contractual restrictions and other factors that the Board of Directors may deem relevant.

Securities Authorized for Issuance under Equity Compensation Plans

We do not have in effect any compensation plans under which our equity securities are authorized for issuance.

Penny Stock Regulations

The Commission has adopted regulations which generally define “penny stock” to be an equity security that has a market price of less than $5.00 per share. Our common stock, when and if a trading market develops, may fall within the definition of penny stock and be subject to rules that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000, or annual incomes exceeding $200,000 individually, or $300,000, together with their spouse).

For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser’s prior written consent to the transaction. Additionally, for any transaction, other than exempt transactions, involving a penny stock, the rules require the delivery, prior to the transaction, of a risk disclosure document mandated by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and, if the broker-dealer is the sole market-maker, the broker-dealer must disclose this fact and the broker-dealer’s presumed control over the market. Finally, monthly statements must be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. Consequently, the “penny stock” rules may restrict the ability of broker-dealers to sell our common stock and may affect the ability of investors to sell their common stock in the secondary market.

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RECENT SALES OF UNREGISTERED SECURITIES

Reference is made to the disclosure set forth under Item 3.02 of this report, which disclosure is incorporated by reference into this section.

DESCRIPTION OF OUR SECURITIES

Introduction

In the discussion that follows, we have summarized selected provisions of our articles of incorporation relating to our capital stock. This summary is not complete. This discussion is subject to the relevant provisions of Nevada law and is qualified in its entirety by reference to our articles of incorporation and our bylaws. You should read our articles of incorporation and our bylaws as currently in effect for provisions that may be important to you.

Authorized Capital Stock

Our authorized share capital consists of 75,000,000 shares of common stock, par value $0.001 per share, and 75,000,000 Class A Preferred Stock, par value of $0.001 per share. As of July 7, 2020, there were 320,853,412 shares of our common stock issued and outstanding, there were no shares of Class A Preferred Stock outstanding.

Common Stock

Each share of our common stock entitles its holder to one vote in the election of each director and on all other matters voted on generally by our stockholders, other than any matter that (1) solely relates to the terms of any outstanding series of preferred stock or the number of shares of that series and (2) does not affect the number of authorized shares of preferred stock or the powers, privileges and rights pertaining to the common stock. No share of our common stock affords any cumulative voting rights. This means that the holders of a majority of the voting power of the shares voting for the election of directors can elect all directors to be elected if they choose to do so.

Holders of our common stock will be entitled to dividends in such amounts and at such times as our Board of Directors in its discretion may declare out of funds legally available for the payment of dividends. We currently intend to retain our entire available discretionary cash flow to finance the growth, development and expansion of our business and do not anticipate paying any cash dividends on the common stock in the foreseeable future. Any future dividends will be paid at the discretion of our Board of Directors after taking into account various factors, including:

•	general business conditions;
•	industry practice;
•	our financial condition and performance;
•	our future prospects;
•	our cash needs and capital investment plans;
•	income tax consequences; and
•	the restrictions Nevada and other applicable laws and our credit arrangements then impose.

If we liquidate or dissolve our business, the holders of our common stock will share ratably in all our assets that are available for distribution to our stockholders after our creditors are paid in full.

Our common stock has no preemptive rights and is not convertible or redeemable or entitled to the benefits of any sinking or repurchase fund.

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Transfer Agent and Registrar

The transfer agent for our common stock is VStock Transfer, LLC, whose address is 18 Lafayette Place, Woodmere, New York 11598, and whose telephone number is (212) 828-8436.

INDEMNIFICATION OF OFFICERS AND DIRECTORS

Subsection 7 of Section 78.138 of the Nevada Revised Statutes (the “Nevada Law”) provides that, subject to certain very limited statutory exceptions, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer, unless it is proven that the act or failure to act constituted a breach of his or her fiduciary duties as a director or officer and such breach of those duties involved intentional misconduct, fraud or a knowing violation of law. The statutory standard of liability established by Section 78.138 controls even if there is a provision in the corporation’s articles of incorporation unless a provision in the Company’s Articles of Incorporation provides for greater individual liability.

Subsection 1 of Section 78.7502 of the Nevada Law empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (any such person, a “Covered Person”), against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the Covered Person in connection with such action, suit or proceeding if the Covered Person is not liable pursuant to Section 78.138 of the Nevada Law or the Covered Person acted in good faith and in a manner the Covered Person reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceedings, had no reasonable cause to believe the Covered Person’s conduct was unlawful.

Subsection 2 of Section 78.7502 of the Nevada Law empowers a corporation to indemnify any Covered Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in the capacity of a Covered Person against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by the Covered Person in connection with the defense or settlement of such action or suit, if the Covered Person is not liable pursuant to Section 78.138 of the Nevada Law or the Covered Person acted in good faith and in a manner the Covered Person reasonably believed to be in or not opposed to the best interests of the Corporation. However, no indemnification may be made in respect of any claim, issue or matter as to which the Covered Person shall have been adjudged by a court of competent jurisdiction (after exhaustion of all appeals) to be liable to the corporation or for amounts paid in settlement to the corporation unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances the Covered Person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

Section 78.7502 of the Nevada Law further provides that to the extent a Covered Person has been successful on the merits or otherwise in the defense of any action, suit or proceeding referred to in Subsection 1 or 2, as described above, or in the defense of any claim, issue or matter therein, the corporation shall indemnify the Covered Person against expenses (including attorneys’ fees) actually and reasonably incurred by the Covered Person in connection with the defense.

Subsection 1 of Section 78.751 of the Nevada Law provides that any discretionary indemnification pursuant to Section 78.7502 of the Nevada Law, unless ordered by a court or advanced pursuant to Subsection 2 of Section 78.751, may be made by a corporation only as authorized in the specific case upon a determination that indemnification of the Covered Person is proper in the circumstances. Such determination must be made (a) by the stockholders, (b) by the board of directors of the corporation by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding, (c) if a majority vote of a quorum of such non-party directors so orders, by independent legal counsel in a written opinion, or (d) by independent legal counsel in a written opinion if a quorum of such non-party directors cannot be obtained.

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Subsection 2 of Section 78.751 of the Nevada Law provides that a corporation’s articles of incorporation or bylaws or an agreement made by the corporation may require the corporation to pay as incurred and in advance of the final disposition of a criminal or civil action, suit or proceeding, the expenses of officers and directors in defending such action, suit or proceeding upon receipt by the corporation of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the corporation. Subsection 2 of Section 78.751 further provides that its provisions do not affect any rights to advancement of expenses to which corporate personnel other than officers and directors may be entitled under contract or otherwise by law.

Subsection 3 of Section 78.751 of the Nevada Law provides that indemnification pursuant to Section 78.7502 of the Nevada Law and advancement of expenses authorized in or ordered by a court pursuant to Section 78.751 does not exclude any other rights to which the Covered Person may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his or her official capacity or in another capacity while holding his or her office. However, indemnification, unless ordered by a court pursuant to Section 78.7502 or for the advancement of expenses under Subsection 2 of Section 78.751 of the Nevada Law, may not be made to or on behalf of any director or officer of the corporation if a final adjudication establishes that his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and were material to the cause of action. Additionally, the scope of such indemnification and advancement of expenses shall continue for a Covered Person who has ceased to be a director, officer, employee or agent of the corporation, and shall inure to the benefit of his or her heirs, executors and administrators.

Section 78.752 of the Nevada Law empowers a corporation to purchase and maintain insurance or make other financial arrangements on behalf of a Covered Person for any liability asserted against such person and liabilities and expenses incurred by such person in his or her capacity as a Covered Person or arising out of such person’s status as a Covered Person whether or not the corporation has the authority to indemnify such person against such liability and expenses.

The Bylaws of the Company provide for indemnification of Covered Persons substantially identical in scope to that permitted under the Nevada Law. Such Bylaws provide that the expenses of directors and officers of the Company incurred in defending any action, suit or proceeding, whether civil, criminal, administrative or investigative, must be paid by the Company as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of such director or officer to repay all amounts so advanced if it is ultimately determined by a court of competent jurisdiction that the director or officer is not entitled to be indemnified by the Company.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

We have had no other changes to our independent registered public accountants within the past two fiscal years.

Item 3.02 Unregistered Sales of Equity Securities.

On November 25, 2020, the Company entered into a Share Exchange Agreement (the “Share Exchange Agreement”), by and among the Company, Powertech Holdings Company Limited, a British Virgin Islands corporation (“Powertech Holdings”), and the holders of common shares of Powertech Holdings. The holders of the common stock of Powertech Holdings consisted of 48 holders of common shares.

Under the terms and conditions of the Share Exchange Agreement, the Company offered, sold and issued 6,000,000 shares of common stock in consideration for all the issued and outstanding shares in Powertech Holdings. As a result of the share exchange, Powertech Holdings is now a wholly-owned subsidiary of the Company.

The Company offered and sold the 6,000,000 shares of common stock in reliance on the exemption from registration provided Rule 903(b)(3) of Regulation S, promulgated pursuant to the Securities Act of 1933, as amended. The offering was made offshore of the US, solely to non-US persons, where no directed selling efforts were made in the US, and where offering restrictions were imposed.

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Item 5.01 Changes in Control of Registrant.

As previously reported in Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 27, 2020, the Company’s then-sole director, Milena Topolac Tomovic, appointed Hak Yiu Ng and the sole director and officer of the Company, and all of the Company’s officers and directors until such date resigned.

The Company is aware that on or about June 26, 2020, Hak Yiu Ng purchased 3,000,000 shares of common stock from the Company’s former sole director, Milena Topolac Tomovic. Such 3,000,000 shares of common stock amounted to approximately of 78.9% of the issued and outstanding shares of common stock on June 26, 2020.

Milena Topolac Tomovic served as President, Secretary, Treasurer and a director from July 5, 2016 until her resignation on July 6, 2020. Effective from July 6, 2020, Milena Topolac Tomovic resigned as a director, and from the offices of President, Secretary and Treasurer of, the Company. Immediately prior to such resignation, Ms. Topolac Tomovic, as the sole member of the board of directors at such time, appointed Hak Yiu Ng as a director, and as President, Secretary and Treasurer of the Company. Mr. Ng was the Company’s sole officer and director until November 25, 2020.

On November 25, 2020, Hak Yiu Ng resigned as Secretary and was appointed Chairman of the Board of Directors of the Company. On November 25, 2020, Huang Zhen Kun was appointed Chief Executive Officer and a Director; and Lau Kit Yan, Mark was appointed Chief Financial Officer, Secretary and a Director.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 25, 2020, the Company’s Board of Directors approved a change in the Company’s fiscal year end from November 30 to December 31, effective beginning with the Company’s next fiscal year, which will now begin on January 1, 2021 and end on December 31, 2021 (the “New Fiscal Year”). As a result of the change, the Company will have a one-month transition period beginning on December 1, 2020 and ending on December 31, 2020 (the “Transition Period”). The results of the Transition Period are expected to be reported in the Company’s Annual Report on Form 10-K to be filed for the first year of the New Fiscal Year, ending December 31, 2020.

Item 5.06 Change in Shell Company Status.

Reference is made to the disclosure set forth under Items 1.01 and 2.01 of this Form 8-K, which disclosure is incorporated herein by reference. On November 25, 2020, the Company entered into a Share Exchange Agreement (the “Share Exchange Agreement”), by and among the Company, Powertech Holdings Company Limited, a British Virgin Islands corporation (“Powertech Holdings”), and the holders of common shares of Powertech Holdings. The holders of the common stock of Powertech Holdings consisted of 48 stockholders. As a result of the consummation of the transactions contemplated by the Share Exchange Agreement, Powertech Holdings became our wholly-owned operating subsidiary and we are no longer a shell company as that term is defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Filed herewith as Exhibit 99.1 to Current Report on Form 8-K and incorporated herein by reference are Combined and Consolidated Financial Statements of Powertech Holdings Company Limited, a British Virgin Islands corporation, for the years ended December 31, 2019 and 2018.

Filed herewith as Exhibit 99.2 to Current Report on Form 8-K and incorporated herein by reference are Unaudited Condensed Combined and Consolidated Financial Statements of Powertech Holdings Company Limited, a British Virgin Islands corporation, for the nine months ended September 30, 2020 and 2019.

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(b) Pro Forma Financial Information.

Filed herewith as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference is Unaudited Pro Forma Condensed Combined Financial Information dated September 30, 2020, of Folkup Development Inc. and its wholly owned subsidiary, Powertech Holdings Company Limited, a British Virgin Islands corporation.

(c) Shell Company Transactions.

Reference is made to Items 9.01(a) and 9.01(b) and the exhibits referred to therein which are incorporated herein by reference.

(d) Exhibits:

Exhibit	Description

2.1

Share Exchange Agreement, dated November 25, 2020, by and among Folkup Development Inc., a Nevada corporation, Powertech Holdings Company Limited, a British Virgin Islands corporation, and the holders of common stock of Powertech Holdings Company Limited.

10.1

Exclusive Patent License Agreement, dated November 25, 2020, by and between the Folkup Development, Inc., a Nevada corporation, and Fushan Baohua Renewable Energy Co Ltd (PRC), an entity duly formed and existing under the laws of the People’s Republic of China.

10.2

Exclusive Patent License Agreement, dated November 25, 2020, by and between the Folkup Development, Inc., a Nevada corporation, and PowerWatt Engineering Co. Ltd., an entity duly formed an existing under the laws of Hong Kong.

99.1	Combined and Consolidated Financial Statements of Powertech Holdings Company Limited, a British Virgin Islands corporation, for the years ended December 31, 2019 and 2018.
99.2	Unaudited Condensed Combined and Consolidated Financial Statements of Powertech Holdings Company Limited, a British Virgin Islands corporation, for the nine months ended September 30, 2020 and 2019.
99.3

Unaudited Pro Forma Condensed Combined Financial Information dated September 30, 2020, of Folkup Development Inc., a Nevada corporation, and its Wholly-Owned Subsidiary, Powertech Holdings Company Limited, a British Virgin Islands corporation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Folkup Development Inc.

Date: December 1, 2020	By:	/s/ Hak Yiu Ng
	Name:	Hak Yiu Ng
	Title:	President (principal executive officer, principal financial officer and principal accounting officer)

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